Exhibit 99.1

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	November 15, 2002
MONTHLY SERVICER REPORT
October 2002	Payment Date #	6

NET CHANGE IN DPV OF PORTFOLIO

Beginning Balance (DPVL as of previous Determination Date)			$609,003,612.27

Less:	Lease Payments Due - current month	Oct-02	$17,983,654.24
Add:	Interest (@ Discount Rate of 5.130%)		$2,603,490.44
Less:	DPV Non-Performing Leases - Current month—over 120 days, etc	Oct-02	$502,717.96
Less:	DPV Amounts on Early Termination Leases	Oct-02	$373,793.25
Add:	DPV Substitute Leases	Oct-02	$502,718.00
Add:	DPV Additional Leases		$—

Ending Balance (DPVL as of current Determination Date)			$593,249,655.26

OVERDUE LEASE PAYMENTS

Beginning Balance			3,010,327.75
Reimburse Servicer Advances relating to the prior Payment Date:
Less:	Past Dues on Terminated & Non-Performing		—
Less:	Repurchased Leases
Less:	Reimburse Servicer Advances owed to IOS not prev reimbursed	Oct-02	2,994,900.59

	Total Cash to be reimbursed to IOS		2,994,900.59
Add:	Servicer Adv for scheduled payments not made in current period	Oct-02	2,498,378.98

Ending Balance			2,513,806.14

COLLECTION ACCOUNT - ADVANCE LEASE PAYMENTS

Beginning Balance			559,659.25
Less:	Applied to Current from Prepaid	Oct-02	1,682,565.73
Less:	Repurchased Leases		—
Less:	Advance Payments on Non-Performing Leases		—
Add:	Received This Month		1,730,705.28
Add:	Received in Prior Month		—	(48,139.55)

Ending Balance			607,798.80

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance		Oct-02	6,900,189.27
Less:	Deposit to Collection Account (if any)		—
Ending Balance			6,900,189.27

Required Reserve Account
Lesser of 1% of $ and Outstanding Note Amount			6,900,189.27

Reserve Account in excess of Required Reserve			—
Deposits into Reserve Account			—
Amounts Released to Issuer			—

Ending Balance			6,900,189.27

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance		Oct-02	33,039.77
Less Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees			—
Add Additional Security Deposits collected on leases

Ending Balance		Oct-02	33,039.77

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance			—
Less:	Deposit to Collection Account (if any)		—
Plus:	Deposit to Renewal Account		—

Ending Balance			—

Renewal Account Deposit Required			N
Renewal Deposit			—

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	November 15, 2002
MONTHLY SERVICER REPORT
October 2002	Payment Date #	6

	Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occurring)
Lesser of:	2% of Discounted PV of Leases as of Cutoff Date	$12,180,072.25
	Outstanding Balance of Notes minus Reserves	$531,130,538.48

	COMPLIANCE RATIO CALCULATIONS
	Calculate Annualized Default Rate
	# of days delinquent to declare Defaulted Lease		121

	Discounted Present Value of Defaulted Leases (Less Recoveries):
	This Month		0.99%	Annualized Oct 02
	Last Month		1.02%	Annualized Sep 02
	Two Months ago		1.12%	Annualized Aug 02

	3 mos. Average		1.04%

	Calculate Delinquent Rate
	# of days delinquent to declare Delinquent Lease		63

	Discounted Present Value of Delinquent Leases:
	This Month		1.53%
	Last Month		1.97%
	Two Months ago		1.76%

	3 mos. Average		1.75%

	Calculate Renewal Trigger Ratio

	Aggregate number of Leases for which the oblgors have elected not to extend during the last 3 preceding Due Periods		—
	This Month	0
	Last Month	0
	Two Months ago	0
	Aggregate number of leases of leases which have reached their stated maturity during last 3 preceding Due Periods		—
	This Month	0
	Last Month	0
	Two Months ago	0

	Renewal Trigger Ratio		0.00%

	Acceleration Event
	Triggered if
	Annualized Default Rate greater than	6.25%
	Delinquent Rate greater than	8.00%

	Acceleration Event Triggered? (Y/N)		N

	Renewal Trigger Event
	Triggered if Renewal Trigger Ratio is less than 20%

	Trigger? (Y/N)		N

	Servicer Event of Default
	Triggered if
	Annualized Default Rate greater than	8.00%
	Delinquent Rate greater than	10.00%

	Servicer Event Triggered? (Y/N)		N

	AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

	Deposits by or on behalf of the Servicer:

	Lease Payments received calendar month	Oct-02	16,797,610.12
	Lease Payments received on Prior Months Receivables	Oct-02	—
	Lease payments received in current month available for distribution	Oct-02	16,797,610.12
	Reimbursed Servicer Advances		—
	Amounts on early Terminations to extent Additional Lease not Provided		373,793.25
	Advanced Payments Applied to Current		1,682,565.73
	Lease Purchase Amounts		—
	Recoveries to the Extent IOS Capital does not substitute		—

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	November 15, 2002
MONTHLY SERVICER REPORT
October 2002	Payment Date #	6

Late charges on delinquent Lease payments not advanced by the Servicer		—
Current Renewals		—
Investment Earnings on Accounts:
Collection Account	Oct-02	18,347.91
Reserve Account	Oct-02	6,300.98
Security Deposit Account	Oct-02	32.03
Casualty Payments		—
Servicer Adv for scheduled payments not made in current period		—
Funds For Redemption (Optional Clean-Up Call)		—

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	November 15, 2002
MONTHLY SERVICER REPORT
October 2002	Payment Date #	6

	Total amounts in the Collection Account related to the Current Collection Period		18,878,650.02

	Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)	Oct-02	—

Less	Credit for payments applied in prior period		—

	Total deposited into the Collection Account		18,878,650.02

	DISBURSEMENTS FROM COLLECTION ACCOUNT

	Surety Fee	0.30%	138,446.17	Surety Fee October 2002
	0.30 % of Outstanding Principal Amount of the Notes

	Transfer TO Advance Payment Que in Collection Account	Oct-02	48,139.55	INCREASES Balance in Adv que
	Transfer from Security Deposit Account to Collection Act	Oct-02	—	Decreases balance in Sec Dep

	Servicing Fee	0.75%	346,115.43	No Distribution on this Amount
	0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
	Trustee Fee .001250% of Outstanding Principal Amount of the Notes	0.0012500%	634.38	Trustee Fees - Oct 2002
	Minimum Fee = $ 250.00
	Service Fee Less Trustee Fee		345,481.05	IOS Net Servicing Fee

	Reimburse Servicer Advances owed to IOS not prev reimbursed		—	Svc Advance Reimbusement

	Remaining Available to be Distributed to Noteholders		18,345,948.87

	Disbursements			Actual Days for A1
	Class A-1 Interest Due (Act/360 Basis)	2.04400%	$158,383.04	31
	Class A-2 Interest Due (30/360 Basis)	2.91000%	$111,550.00
	Class A-3 Interest Due (30/360 Basis)	3.90000%	$865,800.00
	Class A-4 Interest Due (30/360 Basis)	4.68000%	$590,460.00

	Total Class A Interest Due		$1,726,193.04
	Class A Interest Paid		$1,726,193.04
	Cumulative Outstanding Amounts Owed to AMBAC		$—
	Reimburse Amounts due AMBAC		$—
	Beginning Aggregate Class A Note Balance		$553,784,684.76
	Class A Principal Payment While Class A-1 Outstanding		$15,753,957.01	17,480,150.05
	Class A Principal Payment After Class A-1 Retired	89.36090%	$—
	Aggregate Class A Principal Payment		$15,753,957.01
	Class A Principal Paid		$15,753,957.01
	Ending Aggregate Class A Note Balance		$538,030,727.75
	Overcollateralization Floor
	2.5% of $690,018,927.51		$17,250,473.19
	Plus: Cumulative Loss Amount		$—
	Less: Reserve Account Ending Balance		$6,900,189.27
	Overcollateralization Floor		$10,350,283.92	N
	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$538,030,727.75

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	November 15, 2002
MONTHLY SERVICER REPORT
October 2002	Payment Date #	6

Remaining Collections After Distributions to Noteholders		$865,798.82

Distribution to Noteholder for Clean-up Call		$—

Reserve Account Deposit		$—

Renewal Account Deposit		$—

Additional Funds Available for Distribution to IOS		$865,798.82

Total Distribution from the Collection Account		$18,878,650.02

Amounts to IOS Capital for current period
Adv Payments	0.00
Sec Deposits	0.00
Remaining Coll	865,798.82
Service Fees	345,481.05

	1,211,279.87	Oct-02

RECONCILIATION OF NOTES

Beginning Discounted Present Value of the Leases			$609,003,612.27

Discounted Present Value of the Performing Leases as of this Determination Date			$593,249,655.26

Class A Principal and Additional Principal to be Paid in Current Period			$15,753,957.01

Class A -1
Beginning Class A Principal Balance	Oct-02		$89,984,684.76
Principal in Current Period			$15,753,957.01
Ending Class A-1 Principal Balance			$74,230,727.75

Interest due this Due Period		%	$158,383.04

Interest Paid Per $1,000	$0.9262166285		$158,383.04
Original Class A-1 Face	171,000,000.00

Principal Paid Per $1,000	$92.1284035529		$15,753,957.01
Original Class A-1 Face	171,000,000.00

Ending Principal Balance Factor
(Ending Class A Principal/Original Class A-1 Face)	43.4097823114%

Class A-2
Beginning Class A-2 Principal Balance	Oct-02		$46,000,000.00
Principal in Current Period			$—
Ending Class A-2 Principal Balance			$46,000,000.00

Interest due this Due Period		%	$111,550.00

Interest Paid Per $1,000	$2.4250000000		$111,550.00
Original Class A-2 Face	46,000,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-2 Face	46,000,000.00

Ending Principal Balance Factor
(Ending Class A-2 Principal/Original Class A-2 Face)	100.0000000000%

Class A-3
Beginning Class A-3 Principal Balance	Oct-02		$266,400,000.00
Principal in Current Period			$—
Ending Class A-3 Principal Balance			$266,400,000.00

Interest due this Due Period		%	$865,800.00

Interest Paid Per $1,000	$3.2500000000		$865,800.00
Original Class A-3 Face	266,400,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-3 Face	266,400,000.00

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	November 15, 2002
MONTHLY SERVICER REPORT
October 2002	Payment Date #	6

Ending Principal Balance Factor
(Ending Class A-3 Principal/Original Class A-3 Face)		100.0000000000%

Class A-4

Beginning Class A-4 Principal Balance		Oct-02	$151,400,000.00
Principal in Current Period			$—
Ending Class A-4 Principal Balance			$151,400,000.00

Interest due this Due Period		%	$590,460.00

Interest Paid Per $1,000		$3.9000000000	$590,460.00
Original Class A-4 Face		151,400,000.00

Principal Paid Per $1,000		$—	$—
Original Class A-4 Face		151,400,000.00

Ending Principal Balance Factor
(Ending Class A-4 Principal/Original Class A-4 Face)		100.0000000000%

Overcollateralization Amount			$55,218,927.51	9.3078735%

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE		Oct-02	$28,296,650.61
61-90 DAYS OVERDUE		Oct-02	$6,408,550.31
91-120 DAYS OVERDUE		Oct-02	$2,687,411.31

Servicer Advance since previous month’s report			$—

Other Information to be provided

Total amount of Lease Payments received during prior Period			$16,797,610.12

Total amount of Casualty Payments received during prior Period			$—

Total amount of Termination Payments received during prior Period			$373,793.25

Total amount of Non-Performing Lease Payments received during prior Period			$—

Retainable Deposits on Deposit			$33,039.77

Lease Repurchase Amounts			$—

Occurrence of an Event of Default Under the Indenture			N
Occurrence of a Servicer Event of Default Under the Contribution & Servicing Agreement			N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.0000%		$69,001,892.75

Cumulative Substitutions for Non-Performing Leases since Closing		Oct-02	$2,927,747.00	2,927,747.00
Maximum Allowable Substitutions for Non-Performing Leases	10.0000%		$69,001,892.75

Prepared by:	Ernie Whitley

Title:	Sr. Financial Systems Analyst

Date:	November 11, 2002

Approved by:	Jeff Everett

Title:	Controller

Date:	November 11, 2002

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	December 16, 2002
MONTHLY SERVICER REPORT
November 2002	Payment Date #	7

NET CHANGE IN DPV OF PORTFOLIO

Beginning Balance (DPVL as of previous Determination Date)			$593,249,655.26

Less:	Lease Payments Due - current month	Nov-02	$17,839,358.40
Add:	Interest (@ Discount Rate of 5.130%)		$2,536,142.28
Less:	DPV Non-Performing Leases - Current month—over 120 days, etc	Nov-02	$711,831.41
Less:	DPV Amounts on Early Termination Leases	Nov-02	$221,857.88
Add:	DPV Substitute Leases	Nov-02	$711,832.00
Add:	DPV Additional Leases		$—

Ending Balance (DPVL as of current Determination Date)			$577,724,581.85

OVERDUE LEASE PAYMENTS

Beginning Balance			2,513,806.14
Reimburse Servicer Advances relating to the prior Payment Date:
Less:	Past Dues on Terminated & Non-Performing		—
Less:	Repurchased Leases
Less:	Reimburse Servicer Advances owed to IOS not prev reimbursed	Nov-02	2,315,034.16

	Total Cash to be reimbursed to IOS		2,315,034.16
Add:	Servicer Adv for scheduled payments not made in current period	Nov-02	3,079,515.48

Ending Balance			3,278,287.46

COLLECTION ACCOUNT - ADVANCE LEASE PAYMENTS

Beginning Balance			607,798.80
Less:	Applied to Current from Prepaid	Nov-02	1,743,467.52
Less:	Repurchased Leases		—
Less:	Advance Payments on Non-Performing Leases		—
Add:	Received This Month		1,743,805.26
Add:	Received in Prior Month		—	(337.74)

Ending Balance			608,136.54

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance		Nov-02	6,900,189.27
Less:	Deposit to Collection Account (if any)		—
Ending Balance			6,900,189.27

Required Reserve Account
Lesser of 1% of $ and Outstanding Note Amount			6,900,189.27

Reserve Account in excess of Required Reserve			—
Deposits into Reserve Account			—
Amounts Released to Issuer			—

Ending Balance			6,900,189.27

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance		Nov-02	33,039.77
Less Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees			—
Add Additional Security Deposits collected on leases

Ending Balance		Nov-02	33,039.77

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	December 16, 2002
MONTHLY SERVICER REPORT
November 2002	Payment Date #	7

RECONCILIATION OF RENEWAL ACCOUNT

	Beginning Balance		—
	Less: Deposit to Collection Account (if any)		—
	Plus: Deposit to Renewal Account		—

	Ending Balance		—

	Renewal Account Deposit Required		N
	Renewal Deposit		—

	Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occurring)		—
Lesser of:	2% of Discounted PV of Leases as of Cutoff Date	$11,864,993.11
	Outstanding Balance of Notes minus Reserves	$515,605,465.07

	COMPLIANCE RATIO CALCULATIONS
	Calculate Annualized Default Rate
	# of days delinquent to declare Defaulted Lease		121

	Discounted Present Value of Defaulted Leases (Less Recoveries):
	This Month		1.44%	Annualized Nov 02
	Last Month		0.99%	Annualized Oct 02
	Two Months ago		1.02%	Annualized Sep 02

	3 mos. Average		1.15%

	Calculate Delinquent Rate
	# of days delinquent to declare Delinquent Lease		63

	Discounted Present Value of Delinquent Leases:
	This Month		1.36%
	Last Month		1.53%
	Two Months ago		1.97%

	3 mos. Average		1.62%

	Calculate Renewal Trigger Ratio

	Aggregate number of Leases for which the oblgors have elected not to extend during the last 3 preceding Due Periods		—
	This Month	0
	Last Month	0
	Two Months ago	0
	Aggregate number of leases of leases which have reached their stated maturity during last 3 preceding Due Periods		—
	This Month	0
	Last Month	0
	Two Months ago	0

	Renewal Trigger Ratio		0.00%

	Acceleration Event
	Triggered if
	Annualized Default Rate greater than	6.25%
	Delinquent Rate greater than	8.00%

	Acceleration Event Triggered? (Y/N)		N

	Renewal Trigger Event
	Triggered if Renewal Trigger Ratio is less than 20%

	Trigger? (Y/N)		N

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	December 16, 2002
MONTHLY SERVICER REPORT
November 2002	Payment Date #	7

Servicer Event of Default

	Triggered if
	Annualized Default Rate greater than	8.00%
	Delinquent Rate greater than	10.00%

	Servicer Event Triggered? (Y/N)		N

	AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

	Deposits by or on behalf of the Servicer:

	Lease Payments received calendar month	Nov-02	15,831,409.56
	Lease Payments received on Prior Months Receivables	Nov-02	—
	Lease payments received in current month available for distribution	Nov-02	15,831,409.56
	Reimbursed Servicer Advances		—
	Amounts on early Terminations to extent Additional Lease not Provided		221,857.88
	Advanced Payments Applied to Current		1,743,467.52
	Lease Purchase Amounts		—
	Recoveries to the Extent IOS Capital does not substitute		—
	Late charges on delinquent Lease payments not advanced by the Servicer		—
	Current Renewals		—
	Investment Earnings on Accounts:
	Collection Account	Nov-02	15,448.11
	Reserve Account	Nov-02	5,037.49
	Security Deposit Account	Nov-02	24.22
	Casualty Payments		—
	Servicer Adv for scheduled payments not made in current period		—
	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		17,817,244.78

	Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)	Nov-02	—

Less	Credit for payments applied in prior period		—

	Total deposited into the Collection Account		17,817,244.78

	DISBURSEMENTS FROM COLLECTION ACCOUNT

	Surety Fee	0.30%	134,507.68	Surety Fee November 2002
	0.30 % of Outstanding Principal Amount of the Notes

	Transfer TO Advance Payment Que in Collection Account	Nov-02	337.74	INCREASES Balance in Adv que
	Transfer from Security Deposit Account to Collection Act	Nov-02	—	Decreases balance in Sec Dep

	Servicing Fee	0.75%	336,269.20	No Distribution on this Amount
	0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV

	Trustee Fee .001250% of Outstanding Principal Amount of the Notes	0.0012500%	617.97	Trustee Fees - Nov 2002
	Minimum Fee = $ 250.00
	Service Fee Less Trustee Fee		335,651.24	IOS Net Servicing Fee

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	December 16, 2002
MONTHLY SERVICER REPORT
November 2002	Payment Date #	7

Reimburse Servicer Advances owed to IOS not prev reimbursed		—	Svc Advance Reimbusement

Remaining Available to be Distributed to Noteholders		17,346,130.15

Disbursements			Actual Days for A1
Class A-1 Interest Due (Act/360 Basis)	2.04400%	$130,654.33	31
Class A-2 Interest Due (30/360 Basis)	2.91000%	$111,550.00
Class A-3 Interest Due (30/360 Basis)	3.90000%	$865,800.00
Class A-4 Interest Due (30/360 Basis)	4.68000%	$590,460.00

Total Class A Interest Due		$1,698,464.33
Class A Interest Paid		$1,698,464.33
Cumulative Outstanding Amounts Owed to AMBAC		$—
Reimburse Amounts due AMBAC		$—
Beginning Aggregate Class A Note Balance		$538,030,727.75
Class A Principal Payment While Class A-1 Outstanding		$15,525,073.41	17,223,537.74
Class A Principal Payment After Class A-1 Retired	89.36090%	$—
Aggregate Class A Principal Payment		$15,525,073.41
Class A Principal Paid		$15,525,073.41
Ending Aggregate Class A Note Balance		$522,505,654.34
Overcollateralization Floor
2.5% of $690,018,927.51		$17,250,473.19
Plus: Cumulative Loss Amount		$—
Less: Reserve Account Ending Balance		$6,900,189.27
Overcollateralization Floor		$10,350,283.92	N
Additional Class A Principal		$—
Additional Principal Class A Paid		$—
End of Period Class A Note Balance		$522,505,654.34

Remaining Collections After Distributions to Noteholders		$122,592.41

Distribution to Noteholder for Clean-up Call		$—

Reserve Account Deposit		$—

Renewal Account Deposit		$—

Additional Funds Available for Distribution to IOS		$122,592.41

Total Distribution from the Collection Account		$17,817,244.78

Amounts to IOS Capital for current period
Adv Payments	0.00
Sec Deposits	0.00
Remaining Coll	122,592.41
Service Fees	335,651.24

	458,243.65	Nov-02

RECONCILIATION OF NOTES

Beginning Discounted Present Value of the Leases		$593,249,655.26

Discounted Present Value of the Performing Leases as of this Determination Date		$577,724,581.85

Class A Principal and Additional Principal to be Paid in Current Period		$15,525,073.41

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	December 16, 2002
MONTHLY SERVICER REPORT
November 2002	Payment Date #	7

Class A-1
	Beginning Class A Principal Balance	Nov-02		$74,230,727.75
	Principal in Current Period			$15,525,073.41
	Ending Class A-1 Principal Balance			$58,705,654.34

	Interest due this Due Period		%	$130,654.33

	Interest Paid Per $1,000	$0.7640604017		$130,654.33
	Original Class A-1 Face	171,000,000.00

	Principal Paid Per $1,000	$90.7899030045		$15,525,073.41
	Original Class A-1 Face	171,000,000.00

	Ending Principal Balance Factor
	(Ending Class A Principal/Original Class A-1 Face)	34.3307920095%
Class A-2
	Beginning Class A-2 Principal Balance	Nov-02		$46,000,000.00
	Principal in Current Period			$—
	Ending Class A-2 Principal Balance			$46,000,000.00

	Interest due this Due Period		%	$111,550.00

	Interest Paid Per $1,000	$2.4250000000		$111,550.00
	Original Class A-2 Face	46,000,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-2 Face	46,000,000.00

	Ending Principal Balance Factor
	(Ending Class A-2 Principal/Original Class A-2 Face)	100.0000000000%
Class A-3
	Beginning Class A-3 Principal Balance	Nov-02		$266,400,000.00
	Principal in Current Period			$—
	Ending Class A-3 Principal Balance			$266,400,000.00

	Interest due this Due Period		%	$865,800.00

	Interest Paid Per $1,000	$3.2500000000		$865,800.00
	Original Class A-3 Face	266,400,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-3 Face	266,400,000.00

	Ending Principal Balance Factor
	(Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%
Class A-4
	Beginning Class A-4 Principal Balance	Nov-02		$151,400,000.00
	Principal in Current Period			$—
	Ending Class A-4 Principal Balance			$151,400,000.00

	Interest due this Due Period		%	$590,460.00

	Interest Paid Per $1,000	$3.9000000000		$590,460.00
	Original Class A-4 Face	151,400,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-4 Face	151,400,000.00

	Ending Principal Balance Factor
	(Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%

Overcollateralization Amount				$55,218,927.51	$9.5580021%

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	December 16, 2002
MONTHLY SERVICER REPORT
November 2002	Payment Date #	7

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE		Nov-02	$25,219,590.89
61-90 DAYS OVERDUE		Nov-02	$6,067,571.13
91-120 DAYS OVERDUE		Nov-02	$1,776,470.72

Servicer Advance since previous month’s report			$—

Other Information to be provided

Total amount of Lease Payments received during prior Period			$15,831,409.56

Total amount of Casualty Payments received during prior Period			$—

Total amount of Termination Payments received during prior Period			$221,857.88

Total amount of Non-Performing Lease Payments received during prior Period			$—

Retainable Deposits on Deposit			$33,039.77

Lease Repurchase Amounts			$—

Occurrence of an Event of Default Under the Indenture			N
Occurrence of a Servicer Event of Default Under the Contribution & Servicing Agreement			N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.0000%		$69,001,892.75

Cumulative Substitutions for Non-Performing Leases since Closing		Nov-02	$3,639,579.00	3,639,579.00
Maximum Allowable Substitutions for Non-Performing Leases	10.0000%		$69,001,892.75

Prepared by:	Ernie Whitley

Title:	Sr. Financial Systems Analyst

Date:	December 11, 2002

Approved by:	Jeff Everett

Title:	Controller

Date:	December 11, 2002

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	January 15, 2003
MONTHLY SERVICER REPORT
December 2002	Payment Date #	8

NET CHANGE IN DPV OF PORTFOLIO

Beginning Balance (DPVL as of previous Determination Date)			$577,724,581.85

Less:	Lease Payments Due - current month	Dec-02	$17,901,033.11
Add:	Interest (@ Discount Rate of 5.130%)		$2,469,772.59
Less:	DPV Non-Performing Leases - Current month—over 120 days, etc	Dec-02	$769,312.24
Less:	DPV Amounts on Early Termination Leases	Dec-02	$331,431.25
Add:	DPV Substitute Leases	Dec-02	$769,315.00
Add:	DPV Additional Leases		$—

Ending Balance (DPVL as of current Determination Date)			$561,961,892.84

OVERDUE LEASE PAYMENTS

Beginning Balance			3,278,287.46
Reimburse Servicer Advances relating to the prior Payment Date:
Less:	Past Dues on Terminated & Non-Performing		—
Less:	Repurchased Leases
Less:	Reimburse Servicer Advances owed to IOS not prev reimbursed	Dec-02	2,651,146.40

	Total Cash to be reimbursed to IOS		2,651,146.40
Add:	Servicer Adv for scheduled payments not made in current period	Dec-02	2,973,081.86

Ending Balance			3,600,222.92

COLLECTION ACCOUNT - ADVANCE LEASE PAYMENTS

Beginning Balance			608,136.54
Less:	Applied to Current from Prepaid	Dec-02	1,542,632.73
Less:	Repurchased Leases		—
Less:	Advance Payments on Non-Performing Leases		—
Add:	Received This Month		1,554,917.56
Add:	Received in Prior Month		—	(12,284.83)

Ending Balance			620,421.37

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance		Dec-02	6,900,189.27
Less:	Deposit to Collection Account (if any)		—
Ending Balance			6,900,189.27

Required Reserve Account
Lesser of 1% of $ and Outstanding Note Amount			6,900,189.27

Reserve Account in excess of Required Reserve			—
Deposits into Reserve Account			—
Amounts Released to Issuer			—

Ending Balance			6,900,189.27

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance		Dec-02	33,039.77
Less Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees			—
Add Additional Security Deposits collected on leases

Ending Balance		Dec-02	33,039.77

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	January 15, 2003
MONTHLY SERVICER REPORT
December 2002	Payment Date #	8

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance		—
Less: Deposit to Collection Account (if any)		—
Plus: Deposit to Renewal Account		—

Ending Balance		—

Renewal Account Deposit Required		N
Renewal Deposit		—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)		—
Lesser of: 2% of Discounted PV of Leases as of Cutoff Date	$11,554,491.64
Outstanding Balance of Notes minus Reserves	$499,842,776.06

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease		121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month		1.60%	Annualized Dec 02
Last Month		1.44%	Annualized Nov 02
Two Months ago		0.99%	Annualized Oct 02

3 mos. Average		1.34%

Calculate Delinquent Rate
# of days delinquent to declare Delinquent Lease		63

Discounted Present Value of Delinquent Leases:
This Month		1.99%
Last Month		1.36%
Two Months ago		1.53%

3 mos. Average		1.63%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the oblgors have elected not to extend during the last 3 preceding Due Periods		—
This Month	0
Last Month	0
Two Months ago	0
Aggregate number of leases of leases which have reached their stated maturity during last 3 preceding Due Periods		—
This Month	0
Last Month	0
Two Months ago	0

Renewal Trigger Ratio		0.00%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquent Rate greater than	8.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquent Rate greater than	10.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	January 15, 2003
MONTHLY SERVICER REPORT
December 2002	Payment Date #	8

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Lease Payments received calendar month	Dec-02	16,036,464.92
Lease Payments received on Prior Months Receivables	Dec-02	—
Lease payments received in current month available for distribution	Dec-02	16,036,464.92
Reimbursed Servicer Advances		—
Amounts on early Terminations to extent Additional Lease not Provided		331,431.25
Advanced Payments Applied to Current		1,542,632.73
Lease Purchase Amounts		—
Recoveries to the Extent IOS Capital does not substitute		—
Late charges on delinquent Lease payments not advanced by the Servicer		—
Current Renewals		—
Investment Earnings on Accounts:
Collection Account	Nov-02	13,133.00
Reserve Account	Nov-02	4,285.56
Security Deposit Account	Nov-02	20.63
Casualty Payments		—
Servicer Adv for scheduled payments not made in current period		—
Funds For Redemption (Optional Clean-Up Call)		—

Total amounts in the Collection Account related to the Current Collection Period		17,927,968.09

Transfers made by Trustee to the Collection Account
Optional Payments Received from AMBAC
Insured Payments Received from AMBAC		—
Shortfall Required to be Deposited From Renewal Account		—
Shortfall Required to be Deposited From Reserve Account		—
Retainable Deposits from Security Deposit Acct (net of additions)	Dec-02	—

Less Credit for payments applied in prior period		—

Total deposited into the Collection Account		17,927,968.09

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee	0.30%	130,626.41	Surety Fee December 2002
0.30 % of Outstanding Principal Amount of the Notes

Transfer TO Advance Payment Que in Collection Account	Dec-02	12,284.83	INCREASES Balance in Adv que
Transfer from Security Deposit Account to Collection Act	Dec-02	—	Decreases balance in Sec Dep

Servicing Fee	0.75%	326,566.03	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV

Trustee Fee .001250% of Outstanding Principal Amount of the Notes	0.0012500%	601.80	Trustee Fees - Dec 2002
Minimum Fee = $ 250.00
Service Fee Less Trustee Fee		325,964.24	IOS Net Servicing Fee

Reimburse Servicer Advances owed to IOS not prev reimbursed		—	Svc Advance Reimbusement

Remaining Available to be Distributed to Noteholders		17,458,490.81

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	January 15, 2003
MONTHLY SERVICER REPORT
December 2002	Payment Date #	8

Disbursements			Actual Days for A1
Class A-1 Interest Due (Act/360 Basis)	2.04400%	$99,995.30	30
Class A-2 Interest Due (30/360 Basis)	2.91000%	$111,550.00
Class A-3 Interest Due (30/360 Basis)	3.90000%	$865,800.00
Class A-4 Interest Due (30/360 Basis)	4.68000%	$590,460.00

Total Class A Interest Due		$1,667,805.30
Class A Interest Paid		$1,667,805.30
Cumulative Outstanding Amounts Owed to AMBAC		$—
Reimburse Amounts due AMBAC		$—
Beginning Aggregate Class A Note Balance		$522,505,654.34
Class A Principal Payment While Class A-1 Outstanding		$15,762,689.01	17,430,494.31
Class A Principal Payment After Class A-1 Retired	89.36090%	$—
Aggregate Class A Principal Payment		$15,762,689.01
Class A Principal Paid		$15,762,689.01
Ending Aggregate Class A Note Balance		$506,742,965.33
Overcollateralization Floor
2.5% of $690,018,927.51		$17,250,473.19
Plus: Cumulative Loss Amount
Less: Reserve Account Ending Balance		$6,900,189.27
Overcollateralization Floor		$10,350,283.92	N
Additional Class A Principal		$—
Additional Principal Class A Paid		$—
End of Period Class A Note Balance		$506,742,965.33

Remaining Collections After Distributions to Noteholders		$27,996.50

Distribution to Noteholder for Clean-up Call		$—

Reserve Account Deposit		$—

Renewal Account Deposit		$—

Additional Funds Available for Distribution to IOS		$27,996.50

Total Distribution from the Collection Account		$17,927,968.09

Amounts to IOS Capital for current period
Adv Payments	0.00
Sec Deposits	0.00
Remaining Coll	27,996.50
Service Fees	325,964.24

	353,960.74	Dec-02

RECONCILIATION OF NOTES

Beginning Discounted Present Value of the Leases		$577,724,581.85

Discounted Present Value of the Performing Leases as of this Determination Date		$561,961,892.84

Class A Principal and Additional Principal to be Paid in Current Period		$15,762,689.01

Class A - 1
Beginning Class A Principal Balance	Dec-02	$58,705,654.34
Principal in Current Period		$15,762,689.01
Ending Class A-1 Principal Balance		$42,942,965.33

Interest due this Due Period	%	$99,995.30

Interest Paid Per $1,000	$0.5847678239	$99,995.30
Original Class A-1 Face	171,000,000.00

Principal Paid Per $1,000	$92.1794679099	$15,762,689.01
Original Class A-1 Face	171,000,000.00

Ending Principal Balance Factor (Ending Class A Principal/Original Class A-1 Face)	25.1128452207%

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	January 15, 2003
MONTHLY SERVICER REPORT
December 2002	Payment Date #	8

Class A-2
Beginning Class A-2 Principal Balance	Dec-02		$46,000,000.00
Principal in Current Period			$—
Ending Class A-2 Principal Balance			$46,000,000.00

Interest due this Due Period		%	$111,550.00

Interest Paid Per $1,000	$2.4250000000		$111,550.00
Original Class A-2 Face	46,000,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-2 Face	46,000,000.00

Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	100.0000000000%
Class A-3
Beginning Class A-3 Principal Balance	Dec-02		$266,400,000.00
Principal in Current Period			$—
Ending Class A-3 Principal Balance			$266,400,000.00

Interest due this Due Period		%	$865,800.00

Interest Paid Per $1,000	$3.2500000000		$865,800.00
Original Class A-3 Face	266,400,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-3 Face	266,400,000.00

Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%
Class A-4
Beginning Class A-4 Principal Balance	Dec-02		$151,400,000.00
Principal in Current Period			$—
Ending Class A-4 Principal Balance			$151,400,000.00

Interest due this Due Period		%	$590,460.00

Interest Paid Per $1,000	$3.9000000000		$590,460.00
Original Class A-4 Face	151,400,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-4 Face	151,400,000.00

Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%
Overcollateralization Amount			$55,218,927.51	9.8260982%

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE	Dec-02		$29,137,554.49
61-90 DAYS OVERDUE	Dec-02		$7,745,858.14
91-120 DAYS OVERDUE	Dec-02		$3,457,769.59

Servicer Advance since previous month’s report			$—

Other Information to be provided

Total amount of Lease Payments received during prior Period			$16,036,464.92

Total amount of Casualty Payments received during prior Period			$—

Total amount of Termination Payments received during prior Period			$331,431.25

Total amount of Non-Performing Lease Payments received during prior Period			$—

Retainable Deposits on Deposit			$33,039.77

Lease Repurchase Amounts			$—

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	January 15, 2003
MONTHLY SERVICER REPORT
December 2002	Payment Date #	8

Occurrence of an Event of Default Under the Indenture			N
Occurrence of a Servicer Event of Default Under the Contribution & Servicing Agreement			N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.0000%		$69,001,892.75

Cumulative Substitutions for Non-Performing Leases since Closing		Dec-02	$4,408,894.00	4,408,894.00
Maximum Allowable Substitutions for Non-Performing Leases	10.0000%		$69,001,892.75

Prepared by:	Ernie Whitley

Title:	Sr. Financial Systems Analyst

Date:	January 9, 2002

Approved by:	Jeff Everett

Title:	Controller

Date:	January 9, 2002

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	February 18, 2003
MONTHLY SERVICER REPORT
January 2003	Payment Date #	9

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of previous Determination Date)		$561,961,892.84

Less: Lease Payments Due - current month	Jan-03	$17,668,717.95
Add: Interest (@ Discount Rate of 5.130%)		$2,402,387.09
Less: DPV Non-Performing Leases - Current month—over 120 days, etc	Jan-03	$908,388.96
Less: DPV Amounts on Early Termination Leases	Jan-03	$3,118,419.20
Add: DPV Substitute Leases	Jan-03	$908,390.00
Add: DPV Additional Leases	Jan-03	$—

Ending Balance (DPVL as of current Determination Date)		$543,577,143.82

OVERDUE LEASE PAYMENTS

Beginning Balance		3,600,222.92
Reimburse Servicer Advances relating to the prior Payment Date:
Less: Past Dues on Terminated & Non-Performing		—
Less: Repurchased Leases
Less: Reimburse Servicer Advances owed to IOS not prev reimbursed	Jan-03	3,815,707.22

Total Cash to be reimbursed to IOS		3,815,707.22
Add: Servicer Adv for scheduled payments not made in current period	Jan-03	2,671,815.00

Ending Balance		2,456,330.70

COLLECTION ACCOUNT - ADVANCE LEASE PAYMENTS

Beginning Balance		620,421.37
Less: Applied to Current from Prepaid	Jan-03	1,720,287.72
Less: Repurchased Leases		—
Less: Advance Payments on Non-Performing Leases		—
Add: Received This Month		1,817,331.70
Add: Received in Prior Month		—	(97,043.98)

Ending Balance		717,465.35

RECONCILIATION OF RESERVE ACCOUNT
Beginning Balance	Jan-03	6,900,189.27
Less: Deposit to Collection Account (if any)		—
Ending Balance		6,900,189.27

Required Reserve Account
Lesser of 1% of $ and Outstanding Note Amount		6,900,189.27

Reserve Account in excess of Required Reserve		—
Deposits into Reserve Account		—
Amounts Released to Issuer		—

Ending Balance		6,900,189.27

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance	Jan-03	33,039.77
Less Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees		—
Add Additional Security Deposits collected on leases

Ending Balance	Jan-03	33,039.77

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	February 18, 2003
MONTHLY SERVICER REPORT
January 2003	Payment Date #	9

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance		—
Less: Deposit to Collection Account (if any)		—
Plus: Deposit to Renewal Account		—

Ending Balance		—

Renewal Account Deposit Required		N
Renewal Deposit		—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)		—
Lesser of: 2% of Discounted PV of Leases as of Cutoff Date	$11,239,237.86
Outstanding Balance of Notes minus Reserves	$481,458,027.04

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease		121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month		1.94%	Annualized Jan 03
Last Month		1.60%	Annualized Dec 02
Two Months ago		1.44%	Annualized Nov 02

3 mos. Average		1.66%

Calculate Delinquent Rate
# of days delinquent to declare Delinquent Lease		63

Discounted Present Value of Delinquent Leases:
This Month		2.02%
Last Month		1.99%
Two Months ago		1.36%

3 mos. Average		1.79%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the oblgors have elected not to extend during the last 3 preceding Due Periods		199
This Month	125
Last Month	48
Two Months ago	26
Aggregate number of leases of leases which have reached their stated maturity during last 3 preceding Due Periods		312
This Month	148
Last Month	85
Two Months ago	79

Renewal Trigger Ratio		63.78%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquent Rate greater than	8.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquent Rate greater than	10.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	February 18, 2003
MONTHLY SERVICER REPORT
January 2003	Payment Date #	9

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Lease Payments received calendar month	Jan-03	16,087,520.39
Lease Payments received on Prior Months Receivables	Jan-03	—
Lease payments received in current month available for distribution	Jan-03	16,087,520.39
Reimbursed Servicer Advances		—
Amounts on early Terminations to extent Additional Lease not Provided		3,118,419.20
Advanced Payments Applied to Current		1,720,287.72
Lease Purchase Amounts		—
Recoveries to the Extent IOS Capital does not substitute		—
Late charges on delinquent Lease payments not advanced by the Servicer		—
Current Renewals		—
Investment Earnings on Accounts:
Collection Account	Jan-03	11,938.61
Reserve Account	Jan-03	4,058.66
Security Deposit Account	Jan-03	19.55
Casualty Payments		—
Servicer Adv for scheduled payments not made in current period		—
Funds For Redemption (Optional Clean-Up Call)		—

Total amounts in the Collection Account related to the Current Collection Period		20,942,244.13

Transfers made by Trustee to the Collection Account
Optional Payments Received from AMBAC
Insured Payments Received from AMBAC		—
Shortfall Required to be Deposited From Renewal Account		—
Shortfall Required to be Deposited From Reserve Account		—

Retainable Deposits from Security Deposit Acct (net of additions)	Jan-03	—

Less Credit for payments applied in prior period		—

Total deposited into the Collection Account		20,942,244.13

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee	0.30%	126,685.74	Surety Fee January 03
0.30 % of Outstanding Principal Amount of the Notes

Transfer TO Advance Payment Que in Collection Account	Jan-03	97,043.98	INCREASES Balance in Adv que
Transfer from Security Deposit Account to Collection Act	Jan-03	—	Decreases balance in Sec Dep

Servicing Fee	0.75%	316,714.35	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV

Trustee Fee .001250% of Outstanding Principal Amount of the Notes	0.0012500%	585.38	Trustee Fees - Jan 2003
Minimum Fee = $ 250.00
Service Fee Less Trustee Fee		316,128.98	IOS Net Servicing Fee

Reimburse Servicer Advances owed to IOS not prev reimbursed		—	Svc Advance Reimbursement

Remaining Available to be Distributed to Noteholders		20,401,800.06

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	February 18, 2003
MONTHLY SERVICER REPORT
January 2003	Payment Date #	9

Disbursements			Actual Days for A1
Class A-1 Interest Due (Act/360 Basis)	2.04400%	$82,899.01	34
Class A-2 Interest Due (30/360 Basis)	2.91000%	$111,550.00
Class A-3 Interest Due (30/360 Basis)	3.90000%	$865,800.00
Class A-4 Interest Due (30/360 Basis)	4.68000%	$590,460.00

Total Class A Interest Due		$1,650,709.01
Class A Interest Paid		$1,650,709.01
Cumulative Outstanding Amounts Owed to AMBAC		$—
Reimburse Amounts due AMBAC		$—
Beginning Aggregate Class A Note Balance		$506,742,965.33
Class A Principal Payment While Class A-1 Outstanding		$18,384,749.02	20,035,458.03
Class A Principal Payment After Class A-1 Retired	89.36090%	$—
Aggregate Class A Principal Payment		$18,384,749.02
Class A Principal Paid		$18,384,749.02
Ending Aggregate Class A Note Balance		$488,358,216.31
Overcollateralization Floor
2.5% of $690,018,927.51		$17,250,473.19
Plus: Cumulative Loss Amount		$—
Less: Reserve Account Ending Balance		$6,900,189.27
Overcollateralization Floor		$10,350,283.92	N
Additional Class A Principal		$—
Additional Principal Class A Paid		$—
End of Period Class A Note Balance		$488,358,216.31

Remaining Collections After Distributions to Noteholders		$366,342.03

Distribution to Noteholder for Clean-up Call		$—

Reserve Account Deposit		$—

Renewal Account Deposit		$—

Additional Funds Available for Distribution to IOS		$366,342.03

Total Distribution from the Collection Account		$20,942,244.13

Amounts to IOS Capital for current period
Adv Payments	0.00
Sec Deposits	0.00
Remaining Coll	366,342.03
Service Fees	316,128.98

	682,471.00	Jan-03

RECONCILIATION OF NOTES

Beginning Discounted Present Value of the Leases		$561,961,892.84

Discounted Present Value of the Performing Leases as of this Determination Date		$543,577,143.82

Class A Principal and Additional Principal to be Paid in Current Period		$18,384,749.02

Class A - 1
Beginning Class A Principal Balance	Jan-03	$42,942,965.33
Principal in Current Period		$18,384,749.02
Ending Class A-1 Principal Balance		$24,558,216.31

Interest due this Due Period	%	$82,899.01

Interest Paid Per $1,000	$0.4847895254	$82,899.01
Original Class A-1 Face	171,000,000.00

Principal Paid Per $1,000	$107.5131521527	$18,384,749.02
Original Class A-1 Face	171,000,000.00

Ending Principal Balance Factor (Ending Class A Principal/Original Class A-1 Face)	14.3615300070%

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	February 18, 2003
MONTHLY SERVICER REPORT
January 2003	Payment Date #	9

Class A-2
Beginning Class A-2 Principal Balance	Jan-03		$46,000,000.00
Principal in Current Period			$—
Ending Class A-2 Principal Balance			$46,000,000.00

Interest due this Due Period		%	$111,550.00

Interest Paid Per $1,000	$2.4250000000		$111,550.00
Original Class A-2 Face	46,000,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-2 Face	46,000,000.00

Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	100.0000000000%

Class A-3
Beginning Class A-3 Principal Balance	Jan-03		$266,400,000.00
Principal in Current Period			$—
Ending Class A-3 Principal Balance			$865,800.00

Interest due this Due Period		%	$865,800.00

Interest Paid Per $1,000	$3.2500000000
Original Class A-3 Face	266,400,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-3 Face	266,400,000.00

Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%

Class A-4
Beginning Class A-4 Principal Balance	Jan-03		$151,400,000.00
Principal in Current Period			$—
Ending Class A-4 Principal Balance			$151,400,000.00

Interest due this Due Period		%	$590,460.00

Interest Paid Per $1,000	$3.9000000000		$590,460.00
Original Class A-4 Face	151,400,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-4 Face	151,400,000.00

Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%

Overcollateralization Amount			$55,218,927.51	10.1584344%

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE	Jan-03		$22,539,257.35
61-90 DAYS OVERDUE	Jan-03		$7,773,319.89
91-120 DAYS OVERDUE	Jan-03		$3,218,225.03

Servicer Advance since previous month’s report			$—

Other Information to be provided

Total amount of Lease Payments received during prior Period			$16,087,520.39

Total amount of Casualty Payments received during prior Period			$—

Total amount of Termination Payments received during prior Period			$3,118,419.20

Total amount of Non-Performing Lease Payments received during prior Period			$—

Retainable Deposits on Deposit			$33,039.77

Lease Repurchase Amounts			$—

IKON Receivables Funding, LLC
BOA Lease-Backed Notes Series 2002-1	Payment Date	February 18, 2003
MONTHLY SERVICER REPORT
January 2003	Payment Date #	9

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Contribution & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.0000%	$69,001,892.75

Cumulative Substitutions for Non-Performing Leases since Closing	Jan-03	$5,317,284.00	5,317,284.00
Maximum Allowable Substitutions for Non-Performing Leases	10.0000%	$69,001,892.75

Prepared by:	Ernie Whitley

Title:	Sr. Financial Systems Analyst

Date:	February 13, 2002

Approved by:	Jeff Everett

Title:	Controller

Date:	February 13, 2002

IKON Receivables Funding, LLC		Final
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	March 17, 2003
MONTHLY SERVICER REPORT (FOOTNOTE 1)
February 2003	Payment Date #	10

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)	$543,577,143.82

Less: DPV Principal Payments Due on Leases - Current Month	15,318,963.78
Less: DPV Non-Performing Leases - current month—over 120 days, etc	1,686,771.22
Less: DPV Adjusted / Warranty Leases	486,346.66
Less: DPV Amounts on Early Termination Leases	1,406,083.19

Subtotal:	$524,678,978.97

Add: DPV Substitute Leases (FOOTNOTE 2)
Non-performing	1,686,771.22
Adjusted / Warranty	486,346.66
Add: DPV Additional Leases for Early Terminations (FOOTNOTE 2)	1,406,083.19

Ending Balance (DPVL as of last date of current Due Period)	$528,258,180.04

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances	2,456,330.70
Less: Reimburse Servicer Advances owed to IOSC not prev reimbursed	1,810,497.16
Add: Servicer Adv for scheduled payments not made in current period	4,421,758.32

Ending outstanding servicer advances	5,067,591.86

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future	717,465.35
Less: Applied to Current from Prepaid - including intermonth activity	1,501,340.24
Less: Repurchased Leases	—
Less: Advance Payments on Non-Performing Leases	—
Add: Received This Month - including intermonth activity	1,537,831.03
Add: Received in Prior Month	—

Ending amount of lease payments to be applied in future	753,956.14

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance	6,900,189.27
Less: Deposit to Collection Account (if any)	—
Ending Balance	6,900,189.27

Required Reserve Account
Lesser of 1% of $ and Outstanding Note Amount	6,900,189.27

Reserve Account in excess of Required Reserve	—
Deposits into Reserve Account	—
Amounts Released to Issuer	—

Ending Balance	6,900,189.27

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance	33,039.77
Less: Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees
Add: Additional Security Deposits collected on leases	—

Ending Balance	33,039.77

IKON Receivables Funding, LLC		Final
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	March 17, 2003
MONTHLY SERVICER REPORT (FOOTNOTE 1)
February 2003	Payment Date #	10

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance		—
Less: Deposit to Collection Account (if any)		—
Plus: Deposit to Renewal Account		—

Ending Balance		—

Renewal Account Deposit Required		N
Renewal Deposit		—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)		—
Lesser of: 2% of Discounted PV of Leases as of the initial Cutoff Date	$13,800,378.54
Outstanding Balance of Notes minus Reserves	$466,139,063.26

COMPLIANCE RATIO CALCULATIONS (FOOTNOTE 3)
Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease		121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month		2.78%	Annualized Feb 03
Last Month		2.93%	Annualized Jan 03
Two Months ago		3.34%	Annualized Dec 02

3 mos. Average		3.02%

Calculate Delinquency Rate
# of days delinquent to declare Delinquent Lease		61

Discounted Present Value of Delinquent Leases:
This Month		1.97%
Last Month		2.02%
Two Months ago		2.09%

3 mos. Average		2.03%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods		120
This Month	26
Last Month	36
Two Months ago	58
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods		273
This Month	109
Last Month	85
Two Months ago	79

Renewal Trigger Ratio		43.96%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquency Rate greater than	8.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquency Rate greater than	10.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC		Final
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	March 17, 2003
MONTHLY SERVICER REPORT (FOOTNOTE 1)
February 2003	Payment Date #	10

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		13,394,681.77
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		—
Section 3.03 (a) (i)	Lease payments received on prior month’s receivables		—
Section 3.03 (a) (i)	Renewal payments		266,766.64
Section 3.03 (a) (i)	Early Termination cash
	Advance payments for current month		1,501,340.24
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		10,752.94
Section 3.03 (a) (v)	Reserve Account		3,457.03
Section 3.03 (a) (v)	Security Deposit Account		16.65
Section 3.03 (a) (vi)	Casualty Payments		—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period		4,421,758.32
Section 3.03 (a) (viii)	Retainable Security Deposits		—
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		19,598,773.59

Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)		—
Less	Credit for payments applied in prior period		—

Total deposited into the Collection Account			19,598,773.59

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee		0.30%	122,089.55	Surety Fee February 03
(i) Section 3.03 (b) (i) 0.30% of Outstanding Principal Amount of the Notes

(ii) Section 3.03 (b) (ii)

Servicing Fee		0.75%	305,223.89	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii) Section 3.03 (b) (iii)

Trustee Fee .001250% of Outstanding Principal Amount of the Notes		0.0012500%	566.23	Trustee Fees - Bank of New York

	Minimum Fee = $ 250.00
	Servicing Fee Less Trustee Fee		304,657.66	IOSC Net Servicing Fee Distribution

(iv) Section 3.03 (b) (iv)
Reimburse Servicer Advances owed to IOSC not prev reimbursed			1,810,497.16	IOSC Svc Advance reimbursement

Remaining Available to be Distributed to Noteholders			17,360,962.99

IKON Receivables Funding, LLC		Final
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	March 17, 2003
MONTHLY SERVICER REPORT (FOOTNOTE 1)
February 2003	Payment Date #	10

(v)	Disbursements Section 3.03 (b) (v)			Actual Days for A1
	Class A-1 Interest Due (Act/360 Basis)	2.04400%	$37,647.75	27
	Class A-2 Interest Due (30/360 Basis)	2.91000%	$111,550.00
	Class A-3 Interest Due (30/360 Basis)	3.90000%	$865,800.00
	Class A-4 Interest Due (30/360 Basis)	4.68000%	$590,460.00

	Total Class A Interest Due		$1,605,457.75
	Class A Interest Paid		$1,605,457.75
	Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi)	Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
	Beginning Aggregate Class A Note Balance		$488,358,216.31
	Class A Principal Payment While Class A-1 Outstanding		$15,318,963.78
	Class A Principal Payment After Class A-1 Retired	89.36090%	$—
	Aggregate Class A Principal Payment		$15,318,963.78
(vii)	Class A Principal Paid		$15,318,963.78
	Ending Aggregate Class A Note Balance		$473,039,252.53
	Overcollateralization Floor
	2.5% of $690,018,927.51		$17,250,473.19
	Plus: Cumulative Loss Amount		$—
	Less: Reserve Account Ending Balance		$6,900,189.27
	Overcollateralization Floor		$10,350,283.92	N
(viii)	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$473,039,252.53

	Remaining Collections After Distributions to Noteholders		$436,541.47

(ix)	Reserve Account Deposit (section 3.03 (b) (ix))		$—

(x)	Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi)	Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$436,541.47

	Total Distribution from the Collection Account		$19,598,773.59

	Trustee Transfer to IOSC		IOSC Transfer to Trustee

	Reimburse Servicer Advances	1,810,497.16
	Remaining Coll	436,541.47	36,490.79	Adv Payments
	Servicing Fee Less Trustee Fee	304,657.66	4,421,758.32	Servicer Advances

		2,551,696.27	4,458,249.11

	RECONCILIATION OF NOTES

	Beginning Discounted Present Value of the Leases		$543,577,143.82

	Discounted Present Value of the Performing Leases as of the Current Due Period		$528,258,180.04

	Class A Principal and Additional Principal to be Paid in Current Period		$15,318,963.78

	Class A- 1
	Beginning Class A Principal Balance		$24,558,216.31
	Principal in Current Period		$15,318,963.78
	Ending Class A-1 Principal Balance		$9,239,252.53

	Interest due this Due Period	%	$37,647.75

	Interest Paid Per $1,000	$0.2201622550	$37,647.75
	Original Class A-1 Face	171,000,000.00

	Principal Paid Per $1,000	$89.5845835088	$15,318,963.78
	Original Class A-1 Face	171,000,000.00

	Ending Principal Balance Factor (Ending Class A Principal/Original Class A-1 Face)	5.4030716550%

IKON Receivables Funding, LLC		Final
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	March 17, 2003
MONTHLY SERVICER REPORT (FOOTNOTE 1)
February 2003	Payment Date #	10

Class A-2
Beginning Class A-2 Principal Balance		$46,000,000.00
Principal in Current Period		$—
Ending Class A-2 Principal Balance		$46,000,000.00

Interest due this Due Period	%	$111,550.00

Interest Paid Per $1,000	$2.4250000000	$111,550.00
Original Class A-2 Face	46,000,000.00

Principal Paid Per $1,000	$—	$—
Original Class A-2 Face	46,000,000.00

Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	100.0000000000%
Class A-3
Beginning Class A-3 Principal Balance		$266,400,000.00
Principal in Current Period		$—
Ending Class A-3 Principal Balance		$266,400,000.00

Interest due this Due Period	%	$865,800.00

Interest Paid Per $1,000	$3.2500000000	$865,800.00
Original Class A-3 Face	266,400,000.00

Principal Paid Per $1,000	$—	$—
Original Class A-3 Face	266,400,000.00

Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%
Class A-4
Beginning Class A-4 Principal Balance		$151,400,000.00
Principal in Current Period		$—
Ending Class A-4 Principal Balance		$151,400,000.00

Interest due this Due Period	%	$590,460.00

Interest Paid Per $1,000	$3.9000000000	$590,460.00
Original Class A-4 Face	151,400,000.00

Principal Paid Per $1,000	$—	$—
Original Class A-4 Face	151,400,000.00

Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%

Overcollateralization Amount		$55,218,927.51

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE		$26,133,036.97
61-90 DAYS OVERDUE		$7,753,877.44
91-120 DAYS OVERDUE		$2,668,174.36

Other Information to be provided

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing (FOOTNOTE 4)	0.07%	$486,346.66
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%	$69,001,892.75

Cumulative Substitutions for Non-Performing Leases since Closing	1.02%	$7,004,032.93
Maximum Allowable Substitutions for Non-Performing Leases	10.00%	$69,001,892.75

Cumulative Additions made for Early Terminated Leases since Closing (FOOTNOTE 4)	1.33%	$9,170,453.41
Maximum Allowable Additions for Early Terminated Leases	20.00%	$138,003,785.50

IKON Receivables Funding, LLC		Final
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	March 17, 2003
MONTHLY SERVICER REPORT (FOOTNOTE 1)
February 2003	Payment Date #	10

Prepared by:	Jeffry D. Everett

Title:	Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP - Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer - IKON Office Solutions, Inc.

Date:

FOOTNOTES:

1	General Footnote:

The formatting in certain sections of this Servicer Report has been revised for greater clarity.

2	Excess Substitutions:

No actual substitutions were made during the referenced Due Period because the Beginning Balance (DPVL as of the Last Due Date) includes Leases previously substituted in excess of the amounts reported in prior Monthly Servicer Reports.

3	Compliance Ratio Calculations:

The “Last Month” and “Two Months Ago” calculations relating to the Annualized Default Rate, Delinquency Rate and Renewal Trigger Ratio have each been recalculated in accordance with the definitions set forth in the Indenture and the Assignment and Servicing Agreement. The previously reported calculations and the calculations in accordance with the documentation are as follows:

	Last Month	Two Months Ago
Annualized Default Rate:
Previously Reported	1.94%	1.60%
New Calculation	2.93%	3.34%
Delinquency Rate:
Previously Reported	2.02%	1.99%
New Calculation	2.02%	2.09%

4	Cumulative Substitutions:

Beginning with the February Due Period, the Servicer Report includes Cumulative Substitutions for Warranty and Adjusted Leases and Cumulative Substitutions for Early Terminated Leases because such Cumulative Substitutions are limited pursuant to Section 11.01 (a) of the Assignments and Servicing Agreement.

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	April 15, 2003
MONTHLY SERVICER REPORT
March 2003	Payment Date #	11

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)	$528,258,180.04

Less: DPV Principal Payments Due on Leases - Current Month	15,605,395.82
Less: DPV Non-Performing Leases - current month—over 120 days, etc	890,643.05
Less: DPV Adjusted / Warranty Leases	41,849.93
Less: DPV Amounts on Early Termination Leases	2,999,512.75

Subtotal:	$508,720,778.49

Add: DPV Substitute Leases (FOOTNOTE 1)
Non-performing	890,643.05
Adjusted / Warranty	41,849.93
Add: DPV Additional Leases for Early Terminations (FOOTNOTE 1)	1,587,658.17

Ending Balance (DPVL as of last date of current Due Period)	$511,240,929.64

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances	5,067,591.86
Less: Reimburse Servicer Advances owed to IOSC not prev reimbursed	2,031,907.22
Add: Servicer Adv for scheduled payments not made in current period	4,309,315.11

Ending outstanding servicer advances	7,344,999.75

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future	753,956.14
Less: Applied to Current from Prepaid - including intermonth activity	1,959,134.89
Less: Repurchased Leases	—
Less: Advance Payments on Non-Performing Leases	—
Add: Received This Month - including intermonth activity	2,007,368.18
Add: Received in Prior Month	—

Ending amount of lease payments to be applied in future	802,189.43

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance	6,900,189.27
Less: Deposit to Collection Account (if any)	—
Ending Balance	6,900,189.27

Required Reserve Account
Lesser of 1% of $ or Outstanding Note Amount	6,900,189.27

Reserve Account in excess of Required Reserve	—
Deposits into Reserve Account	—
Amounts Released to Issuer	—

Ending Balance	6,900,189.27

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance	33,039.77
Less: Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees	—
Add: Additional Security Deposits collected on leases	—

Ending Balance	33,039.77

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	April 15, 2003
MONTHLY SERVICER REPORT
March 2003	Payment Date #	11

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance		—
Less: Deposit to Collection Account (if any)		—
Plus: Deposit to Renewal Account		—

Ending Balance		—

Renewal Account Deposit Required		N
Renewal Deposit		—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)		—
Lesser of: 2% of Discounted PV of Leases as of the initial Cutoff Date	$13,800,378.54
Outstanding Balance of Notes minus Reserves	$449,949,321.83

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate (FOOTNOTE 2)
# of days delinquent to declare Defaulted Lease		121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month		1.19%	Annualized Mar 03
Last Month		2.81%	Annualized Feb 03
Two Months ago		1.59%	Annualized Jan 03

3 mos. Average		1.86%

Calculate Delinquency Rate
# of days delinquent to declare Delinquent Lease		61

Discounted Present Value of Delinquent Leases:
This Month		1.77%
Last Month		1.97%
Two Months ago		2.02%

3 mos. Average		1.92%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods		190
This Month	54
Last Month	71
Two Months ago	65
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods		283
This Month	89
Last Month	109
Two Months ago	85

Renewal Trigger Ratio		67.14%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquency Rate greater than	8.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquency Rate greater than	10.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	April 15, 2003
MONTHLY SERVICER REPORT
March 2003	Payment Date #	11

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		20,165,168.44
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		12,910,381.33
Section 3.03 (a) (i)	Lease payments received on prior month’s receivables		7,254,787.11
Section 3.03 (a) (i)	Renewal payments		—
Section 3.03 (a) (i)	Early Termination cash		2,999,512.75
	Advance payments for current month		1,959,134.89
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		8,839.79
Section 3.03 (a) (v)	Reserve Account		3,407.34
Section 3.03 (a) (v)	Security Deposit Account		16.44
Section 3.03 (a) (vi)	Casualty Payments		—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period		4,309,315.11
Section 3.03 (a) (viii)	Retainable Security Deposits		—
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		29,445,394.76

Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)		—

Less	Credit for payments applied in prior period		—

Total deposited into the Collection Account			29,445,394.76

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee		0.30%	118,259.81	Surety Fee February 03
(i) Section 3.03 (b) (i) 0.30% of Outstanding Principal Amount of the Notes

(ii) Section 3.03 (b) (ii)

Servicing Fee		0.75%	295,649.53	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii) Section 3.03 (b) (iii)

Trustee Fee .001250% of Outstanding Principal Amount of the Notes		0.0012500%	550.27	Trustee Fees - Bank of New York

Minimum Fee = $ 250.00
Servicing Fee Less Trustee Fee			295,099.26	IOSC Net Servicing Fee Distribution

(iv) Section 3.03 (b) (iv)
Reimburse Servicer Advances owed to IOSC not prev reimbursed			2,031,907.22	IOSC Svc Advance reimbursement

Remaining Available to be Distributed to Noteholders			26,999,578.19

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	April 15, 2003
MONTHLY SERVICER REPORT
March 2003	Payment Date #	11

(v)	Disbursements Section 3.03 (b) (v)			Actual Days for A1
	Class A-1 Interest Due (Act/360 Basis)	2.04400%	$15,212.94	29
	Class A-2 Interest Due (30/360 Basis)	2.91000%	$111,550.00
	Class A-3 Interest Due (30/360 Basis)	3.90000%	$865,800.00
	Class A-4 Interest Due (30/360 Basis)	4.68000%	$590,460.00

	Total Class A Interest Due		$1,583,022.94
	Class A Interest Paid		$1,583,022.94
	Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi)	Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
	Beginning Aggregate Class A Note Balance		$473,039,252.53
	Class A Principal Payment While Class A-1 Outstanding		$9,239,252.53
	Class A Principal Payment After Class A-1 Retired	89.36090%	$6,950,488.90
	Aggregate Class A Principal Payment		$16,189,741.43
(vii)	Class A Principal Paid		$16,189,741.43
	Ending Aggregate Class A Note Balance		$456,849,511.10
	Overcollateralization Floor
	2.5% of $690,018,927.51		$17,250,473.19
	Plus: Cumulative Loss Amount		$—
	Less: Reserve Account Ending Balance		$6,900,189.27
	Overcollateralization Floor		$10,350,283.92	N
(viii)	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$456,849,511.10

	Remaining Collections After Distributions to Noteholders		$9,226,813.82

(ix)	Reserve Account Deposit (section 3.03 (b) (ix))		$—

(x)	Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi)	Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$9,226,813.82

	Total Distribution from the Collection Account		$29,445,394.76

	Trustee Transfer to IOSC		IOSC Transfer to Trustee

	Reimburse Servicer Advances	2,031,907.22	2,999,512.75	Early Terms
	Remaining Coll	9,226,813.82	48,233.29	Adv Payments
	Servicing Fee Less Trustee Fee	295,099.26	4,309,315.11	Servicer Advances

		11,553,820.30	7,357,061.15

	RECONCILIATION OF NOTES

	Beginning Discounted Present Value of the Leases		$528,258,180.04

	Discounted Present Value of the Performing Leases as of the Current Due Period		$511,240,929.64

	Class A Principal and Additional Principal to be Paid in Current Period		$16,189,741.43

	Class A - 1
	Beginning Class A Principal Balance		$9,239,252.53
	Principal in Current Period		$9,239,252.53
	Ending Class A-1 Principal Balance		$—

	Interest due this Due Period	%	$15,212.94

	Interest Paid Per $1,000	$0.0889645765	$15,212.94
	Original Class A-1 Face	171,000,000.00

	Principal Paid Per $1,000	$54.0307165497	$9,239,252.53
	Original Class A-1 Face	171,000,000.00

	Ending Principal Balance Factor (Ending Class A Principal/Original Class A-1 Face)	0.0000000000%

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	April 15, 2003
MONTHLY SERVICER REPORT
March 2003	Payment Date #	11

Class A-2
Beginning Class A-2 Principal Balance		$46,000,000.00
Principal in Current Period		$6,950,488.90
Ending Class A-2 Principal Balance		$39,049,511.10

Interest due this Due Period	%	$111,550.00

Interest Paid Per $1,000	$2.4250000000	$111,550.00
Original Class A-2 Face	46,000,000.00

Principal Paid Per $1,000	$151.0975847525	$6,950,488.90
Original Class A-2 Face	46,000,000.00

Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	84.8902415248%
Class A-3
Beginning Class A-3 Principal Balance		$266,400,000.00
Principal in Current Period		$—
Ending Class A-3 Principal Balance		$266,400,000.00

Interest due this Due Period	%	$865,800.00

Interest Paid Per $1,000	$3.2500000000	$865,800.00
Original Class A-3 Face	266,400,000.00

Principal Paid Per $1,000	$—	$—
Original Class A-3 Face	266,400,000.00

Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%
Class A-4
Beginning Class A-4 Principal Balance		$151,400,000.00
Principal in Current Period		$—
Ending Class A-4 Principal Balance		$151,400,000.00

Interest due this Due Period	%	$590,460.00

Interest Paid Per $1,000	$3.9000000000	$590,460.00
Original Class A-4 Face	151,400,000.00

Principal Paid Per $1,000	$—	$—
Original Class A-4 Face	151,400,000.00

Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%
Overcollateralization Amount		$54,391,418.54

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE		$24,634,372.87
61-90 DAYS OVERDUE		$6,748,569.30
91-120 DAYS OVERDUE		$2,286,481.12

Other Information to be provided

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.07%	$486,346.66
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%	$69,001,892.75

Cumulative Substitutions for Non-Performing Leases since Closing	1.02%	$7,004,032.93
Maximum Allowable Substitutions for Non-Performing Leases	10.00%	$69,001,892.75

Cumulative Additions made for Early Termination Leases since Closing	1.33%	$9,170,453.41
Maximum Allowable Additions for Early Termination Leases	20.00%	$138,003,785.50

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	April 15, 2003
MONTHLY SERVICER REPORT
March 2003	Payment Date #	11

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP - Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer - IKON Office Solutions, Inc.

Date:

FOOTNOTES:

1	Excess Substitutions:

Actual substitutions made during the referenced Due Period were less than reported substitutions because the Beginning Balance (DPV as of the Pervious Due Date) includes Leases previously substituted in excess of the amounts reported in prior Monthly Servicer Reports. The actual substitutions in this Due Period was $0.00.

2	Compliance Ratio Calculations:

The Annualized Default Rates for December 2002, January 2003 and February 2003 included in the February Monthly Servicer Report were reported on a three month rolling average basis rather than on a monthly basis. The Annualized Default Rates for each month are as follows:

December 2002	2.67%
January 2003	2.08%
February 2003	3.43%

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	May 15, 2003
MONTHLY SERVICER REPORT
April 2003	Payment Date #	12

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)	$511,240,929.64

Less: DPV Principal Payments Due on Leases - Current Month	15,824,959.22
Less: DPV Non-Performing Leases - current month—over 120 days, etc	1,054,651.45
Less: DPV Adjusted / Warranty Leases	—
Less: DPV Amounts on Early Termination Leases	1,373,254.63

Subtotal:	$492,988,064.34

Add: DPV Substitute Leases
Non-performing	1,054,705.01
Adjusted / Warranty	—
Add: DPV Additional Leases for Early Terminations	—

Ending Balance (DPVL as of last date of current Due Period)	$494,042,769.35

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances	7,344,999.75
Less: Reimburse Servicer Advances owed to IOSC not prev reimbursed	2,988,585.25
Add: Servicer Adv for scheduled payments not made in current period	3,065,952.04

Ending outstanding servicer advances	7,422,366.54

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future	802,189.43
Less: Applied to Current from Prepaid - including intermonth activity	1,241,049.39
Less: Repurchased Leases	—
Less: Advance Payments on Non-Performing Leases	—
Add: Received This Month - including intermonth activity	1,200,478.68
Add: Received in Prior Month	—

Ending amount of lease payments to be applied in future	761,618.72

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance	6,900,189.27
Less: Deposit to Collection Account (if any)	—
Ending Balance	6,900,189.27

Required Reserve Account
Lesser of 1% of $ or Outstanding Notes Amount	6,900,189.27

Reserve Account in excess of Required Reserve	—
Deposits into Reserve Account	—
Amounts Released to Issuer	—

Ending Balance	6,900,189.27

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance	33,039.77
Less: Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees	—
Add: Additional Security Deposits collected on leases	—

Ending Balance	33,039.77

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	May 15, 2003
MONTHLY SERVICER REPORT
April 2003	Payment Date #	12

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance		—
Less: Deposit to Collection Account (if any)		—
Plus: Deposit to Renewal Account		—

Ending Balance		—

Renewal Account Deposit Required		N
Renewal Deposit		—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)		—
Lesser of: 2% of Discounted PV of Leases as of the initial Cutoff Date	$13,800,378.54
Outstanding Balance of Notes minus Reserves	$434,580,891.01

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease		121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month		1.82%	Annualized Apr 03
Last Month		1.19%	Annualized Mar 03
Two Months ago		2.81%	Annualized Feb 03
3 mos. Average		1.94%

Calculate Delinquency Rate
# of days delinquent to declare Delinquent Lease		61

Discounted Present Value of Delinquent Leases:
This Month		1.91%
Last Month		1.77%
Two Months ago		1.97%

3 mos. Average		1.88%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods		188
This Month	40
Last Month	70
Two Months ago	78
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods		286
This Month	63
Last Month	114
Two Months ago	109

Renewal Trigger Ratio		65.73%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquency Rate greater than	8.00%
Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquency Rate greater than	10.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	May 15, 2003
MONTHLY SERVICER REPORT
April 2003	Payment Date #	12

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		15,672,891.21
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		10,666,065.01
Section 3.03 (a) (i)	Lease payments received on prior month’s receivables		5,006,826.20
Section 3.03 (a) (i)	Renewal payments		—
Section 3.03 (a) (i)	Early Termination cash		1,373,254.63
	Advance payments for current month		1,241,049.39
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		7,369.62
Section 3.03 (a) (v)	Reserve Account		2,901.10
Section 3.03 (a) (v)	Security Deposit Account		6.69
Section 3.03 (a) (vi)	Casualty Payments		—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period		3,065,952.04
Section 3.03 (a) (viii)	Retainable Security Deposits		—
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		21,363,424.68

Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—
	Retainable Deposits from Security Deposit Acct (net of additions)		—
Less	Credit for payments applied in prior period		—

Total deposited into the Collection Account			21,363,424.68

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee		0.30%	114,212.38	Surety Fee March 03
(i) Section 3.03 (b) (i) 0.30% of Outstanding Principal Amount of the Notes

(ii) Section 3.03 (b) (ii)

Servicing Fee		0.75%	285,530.94	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV

(iii) Section 3.03 (b) (iii)

Trustee Fee .001250% of Outstanding Principal Amount of the Notes		0.0012500%	475.88	Trustee Fees - Bank of New York

Minimum Fee = $ 250.00
Servicing Fee Less Trustee Fee			285,055.06	IOSC Net Servicing Fee Distribution

(iv) Section 3.03 (b) (iv)
Reimburse Servicer Advances owed to IOSC not prev reimbursed			2,988,585.25	IOSC Svc Advance reimbusement

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	May 15, 2003
MONTHLY SERVICER REPORT
April 2003	Payment Date #	12

	Remaining Available to be Distributed to Noteholders		17,975,096.11
(v)	Disbursements Section 3.03 (b) (v)			Actual Days for A1
	Class A-1 Interest Due (Act/360 Basis)	2.04400%	$—	30
	Class A-2 Interest Due (30/360 Basis)	2.91000%	$94,695.06
	Class A-3 Interest Due (30/360 Basis)	3.90000%	$865,800.00
	Class A-4 Interest Due (30/360 Basis)	4.68000%	$590,460.00

	Total Class A Interest Due		$1,550,955.06
	Class A Interest Paid		$1,550,955.06
	Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi)	Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
	Beginning Aggregate Class A Note Balance		$456,849,511.10
	Class A Principal Payment While Class A-1 Outstanding		$—
	Class A Principal Payment After Class A-1 Retired	89.36090%	$15,368,430.82
	Aggregate Class A Principal Payment		$15,368,430.82
(vii)	Class A Principal Paid		$15,368,430.82
	Ending Aggregate Class A Note Balance		$441,481,080.28
	Overcollateralization Floor
	2.5% of $690,018,927.51		$17,250,473.19
	Plus: Cumulative Loss Amount		$774,019.25
	Less: Reserve Account Ending Balance		$6,900,189.27
	Overcollateralization Floor		$11,124,303.16	N
(viii)	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$441,481,080.28

	Remaining Collections After Distributions to Noteholders		$1,055,710.22

(ix)	Reserve Account Deposit (section 3.03 (b) (ix))		$—

(x)	Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi)	Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$1,055,710.22

	Total Distribution from the Collection Account		$21,363,424.68

	Trustee Transfer to IOSC		IOSC Transfer to Trustee
	Adv Payments	40,570.71
	Reimburse Servicer Advances	2,988,585.25	1,373,254.63	Early Terms
	Remaining Coll	1,055,710.22	—	Adv Payments
	Servicing Fee Less Trustee Fee	285,055.06	3,065,952.04	Servicer Advances

		4,369,921.24	4,439,206.67

	RECONCILIATION OF NOTES

	Beginning Discounted Present Value of the Leases		$511,240,929.64

	Discounted Present Value of the Performing Leases as of the Current Due Period		$494,042,769.35

	Class A Principal and Additional Principal to be Paid in Current Period		$15,368,430.82

	Class A - 1
	Beginning Class A Principal Balance		$—
	Principal in Current Period		$—
	Ending Class A-1 Principal Balance		$—

	Interest due this Due Period	%	$—

	Interest Paid Per $1,000	$—	$—
	Original Class A-1 Face	171,000,000.00

	Principal Paid Per $1,000	$—	$—
	Original Class A-1 Face	171,000,000.00

	Ending Principal Balance Factor (Ending Class A Principal/Original Class A-1 Face)	0.0000000000%

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	May 15, 2003
MONTHLY SERVICER REPORT
April 2003	Payment Date #	12

Class A-2
Beginning Class A-2 Principal Balance		$39,049,511.10
Principal in Current Period		$15,368,430.82
Ending Class A-2 Principal Balance		$23,681,080.28

Interest due this Due Period	%	$94,695.06

Interest Paid Per $1,000	$2.0585883570	$94,695.06
Original Class A-2 Face	46,000,000.00

Principal Paid Per $1,000	$334.0963221432	$15,368,430.82
Original Class A-2 Face	46,000,000.00

Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	51.4806093104%
Class A-3
Beginning Class A-3 Principal Balance		$266,400,000.00
Principal in Current Period		$—
Ending Class A-3 Principal Balance		$266,400,000.00

Interest due this Due Period	%	$865,800.00

Interest Paid Per $1,000	$3.2500000000	$865,800.00
Original Class A-3 Face	266,400,000.00

Principal Paid Per $1,000	$—	$—
Original Class A-3 Face	266,400,000.00

Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%
Class A-4
Beginning Class A-4 Principal Balance		$151,400,000.00
Principal in Current Period		$—
Ending Class A-4 Principal Balance		$151,400,000.00

Interest due this Due Period	%	$590,460.00

Interest Paid Per $1,000	$3.9000000000	$590,460.00
Original Class A-4 Face	151,400,000.00

Principal Paid Per $1,000	$—	$—
Original Class A-4 Face	151,400,000.00

Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%

Overcollateralization Amount		$52,561,689.07

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE		$20,355,514.48
61-90 DAYS OVERDUE		$6,469,392.83
91-120 DAYS OVERDUE		$2,958,106.21

Other Information to be provided

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.07%	$486,346.66
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%	$69,001,892.75

Cumulative Substitutions for Non-Performing Leases since Closing	1.17%	$8,058,737.94
Maximum Allowable Substitutions for Non-Performing Leases	10.00%	$69,001,892.75

Cumulative Additions made for Early Termination Leases since Closing	1.33%	$9,170,453.41
Maximum Allowable Additions for Early Termination Leases	20.00%	$138,003,785.50

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	May 15, 2003
MONTHLY SERVICER REPORT
April 2003	Payment Date #	12

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP - Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer - IKON Office Solutions, Inc.

Date:

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	June 16, 2003
MONTHLY SERVICER REPORT
May 2003	Payment Date #	13

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)		$494,042,769.35

Less: DPV Principal Payments Due on Leases - Current Month		15,088,197.98
Less: DPV Non-Performing Leases - current month—over 120 days, etc		1,826,495.63
Less: DPV Adjusted / Warranty Leases		6,251.71
Less: DPV Amounts on Early Termination Leases		3,097,059.94

Subtotal:		$474,024,764.09

Add: DPV Substitute Leases
Non-performing		1,827,471.65
Adjusted / Warranty		6,251.71
Add: DPV Additional Leases for Early Terminations		—

Ending Balance (DPVL as of last date of current Due Period)		$475,858,487.45

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances		7,422,366.54
Less: Reimburse Servicer Advances owed to IOSC not prev reimbursed		4,517,212.89
Add: Servicer Adv for scheduled payments not made in current period		5,115,743.50

Ending outstanding servicer advances		8,020,897.15

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future		761,618.72
Less: Applied to Current from Prepaid - including intermonth activity		1,054,737.53
Less: Repurchased Leases		—
Less: Advance Payments on Non-Performing Leases		—
Add: Received This Month - including intermonth activity		931,354.44
Add: Received in Prior Month		—

Ending amount of lease payments to be applied in future		638,235.63

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance		6,900,189.27
Less: Deposit to Collection Account (if any)		—
Ending Balance		6,900,189.27

Required Reserve Account
Lesser of 1% of $ or Outstanding Notes Amount		6,900,189.27

Reserve Account in excess of Required Reserve		—
Deposits into Reserve Account		—
Amounts Released to Issuer		—

Ending Balance		6,900,189.27

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance		33,039.77
Less: Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees		—
Add: Additional Security Deposits collected on leases		—

Ending Balance		33,039.77

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance		—
Less: Deposit to Collection Account (if any)		—
Plus: Deposit to Renewal Account		—

Ending Balance		—

Renewal Account Deposit Required		N
Renewal Deposit		—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)		—
Lesser of: 2% of Discounted PV of Leases as of the initial Cutoff Date	$13,800,378.54
Outstanding Balance of Notes minus Reserves	$418,331,253.05

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	June 16, 2003
MONTHLY SERVICER REPORT
May 2003	Payment Date #	13

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease		121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month		3.74%	Annualized May 03
Last Month		1.82%	Annualized Apr 03
Two Months ago		1.19%	Annualized Mar 03

3 mos. Average		2.25%

Calculate Delinquency Rate
# of days delinquent to declare Delinquent Lease		61

Discounted Present Value of Delinquent Leases:
This Month		1.55%
Last Month		1.91%
Two Months ago		1.77%

3 mos. Average		1.74%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods		159
This Month	38
Last Month	49
Two Months ago	72
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods		280
This Month	103
Last Month	63
Two Months ago	114

Renewal Trigger Ratio		56.79%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquency Rate greater than	8.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquency Rate greater than	10.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	June 16, 2003
MONTHLY SERVICER REPORT
May 2003	Payment Date #	13

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		16,631,126.83
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		12,113,913.94
Section 3.03 (a) (i)	Lease payments received on prior month’s receivables		4,517,212.89
Section 3.03 (a) (i)	Renewal payments		—
Section 3.03 (a) (i)	Early Termination cash		3,097,059.94
	Advance payments for current month		1,054,737.53
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		6,087.37
Section 3.03 (a) (v)	Reserve Account		2,790.29
Section 3.03 (a) (v)	Security Deposit Account		3.92
Section 3.03 (a) (vi)	Casualty Payments		—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period		5,115,743.50
Section 3.03 (a) (viii)	Retainable Security Deposits		—
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		25,907,549.38

Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)		—

Less	Credit for payments applied in prior period		—

Total deposited into the Collection Account			25,907,549.38

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee		0.30%	110,370.27	Surety Fee May 03
(i) Section 3.03 (b) (i) 0.30% of Outstanding Principal Amount of the Notes
(ii) Section 3.03 (b) (ii)

Servicing Fee		0.75%	275,925.68	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii) Section 3.03 (b) (iii)

Trustee Fee .001250% of Outstanding Principal Amount of the Notes		0.0012500%	459.88	Trustee Fees - Bank of New York

Minimum Fee = $ 250.00
Servicing Fee Less Trustee Fee			275,465.80	IOSC Net Servicing Fee Distribution

(iv) Section 3.03 (b) (iv)
Reimburse Servicer Advances owed to IOSC not prev reimbursed			4,517,212.89	IOSC Svc Advance reimbusement

Remaining Available to be Distributed to Noteholders			21,004,040.54

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	June 16, 2003
MONTHLY SERVICER REPORT
May 2003	Payment Date #	13

(v)	Disbursements Section 3.03 (b) (v)			Actual Days for A1
	Class A-1 Interest Due (Act/360 Basis)	2.04400%	$—	32
	Class A-2 Interest Due (30/360 Basis)	2.91000%	$57,426.62
	Class A-3 Interest Due (30/360 Basis)	3.90000%	$865,800.00
	Class A-4 Interest Due (30/360 Basis)	4.68000%	$590,460.00

	Total Class A Interest Due		$1,513,686.62
	Class A Interest Paid		$1,513,686.62
	Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi)	Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
	Beginning Aggregate Class A Note Balance		$441,481,080.28
	Class A Principal Payment While Class A-1 Outstanding		$—
	Class A Principal Payment After Class A-1 Retired	89.36090%	$16,249,637.96
	Aggregate Class A Principal Payment		$16,249,637.96
(vii)	Class A Principal Paid		$16,249,637.96
	Ending Aggregate Class A Note Balance		$425,231,442.32
	Overcollateralization Floor
	2.5% of $690,018,927.51		$17,250,473.19
	Plus: Cumulative Loss Amount		$—
	Less: Reserve Account Ending Balance		$6,900,189.27
	Overcollateralization Floor		$10,350,283.92	N
(viii)	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$425,231,442.32

	Remaining Collections After Distributions to Noteholders		$3,240,715.96

(ix)	Reserve Account Deposit (section 3.03 (b) (ix))		$—

(x)	Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi)	Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$3,240,715.96

	Total Distribution from the Collection Account		$25,907,549.38

	Trustee Transfer to IOSC		IOSC Transfer to Trustee
	Adv Payments	123,383.09
	Reimburse Servicer Advances	4,517,212.89	3,097,059.94	Early Terms
	Remaining Coll	3,240,715.96	—	Adv Payments
	Servicing Fee Less Trustee Fee	275,465.80	5,115,743.50	Servicer Advances

		8,156,777.74	8,212,803.44

	RECONCILIATION OF NOTES

	Beginning Discounted Present Value of the Leases		$494,042,769.35

	Discounted Present Value of the Performing Leases as of the Current Due Period		$475,858,487.45

	Class A Principal and Additional Principal to be Paid in Current Period		$16,249,637.96

	Class A -1
	Beginning Class A Principal Balance		$—
	Principal in Current Period		$—
	Ending Class A-1 Principal Balance		$—

	Interest due this Due Period	%	$—

	Interest Paid Per $1,000	$—	$—
	Original Class A-1 Face	171,000,000.00

	Principal Paid Per $1,000	$—	$—
	Original Class A-1 Face	171,000,000.00

	Ending Principal Balance Factor (Ending Class A Principal/Original Class A-1 Face)	0.0000000000%

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	June 16, 2003
MONTHLY SERVICER REPORT
May 2003	Payment Date #	13

Class A-2
Beginning Class A-2 Principal Balance			$23,681,080.28
Principal in Current Period			$16,249,637.96
Ending Class A-2 Principal Balance			$7,431,442.32

Interest due this Due Period		%	$57,426.62

Interest Paid Per $1,000	$1.2484047758		$57,426.62
Original Class A-2 Face	46,000,000.00

Principal Paid Per $1,000	$353.2529992256		$16,249,637.96
Original Class A-2 Face	46,000,000.00

Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	16.1553093879%
Class A-3
Beginning Class A-3 Principal Balance			$266,400,000.00
Principal in Current Period			$—
Ending Class A-3 Principal Balance			$266,400,000.00

Interest due this Due Period		%	$865,800.00

Interest Paid Per $1,000	$3.2500000000		$865,800.00
Original Class A-3 Face	266,400,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-3 Face	266,400,000.00

Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%
Class A-4
Beginning Class A-4 Principal Balance			$151,400,000.00
Principal in Current Period			$—
Ending Class A-4 Principal Balance			$151,400,000.00

Interest due this Due Period		%	$590,460.00

Interest Paid Per $1,000	$3.9000000000		$590,460.00
Original Class A-4 Face	151,400,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-4 Face	151,400,000.00

Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%

Overcollateralization Amount			$50,627,045.13

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	June 16, 2003
MONTHLY SERVICER REPORT
May 2003	Payment Date #	13

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE		$19,936,696.90
61-90 DAYS OVERDUE		$4,761,367.71
91-120 DAYS OVERDUE		$2,624,533.92

Other Information to be provided

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.07%	$492,598.37
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%	$69,001,892.75

Cumulative Substitutions for Non-Performing Leases since Closing	1.43%	$9,886,209.23
Maximum Allowable Substitutions for Non-Performing Leases	10.00%	$69,001,892.75

Cumulative Additions made for Early Termination Leases since Closing	1.33%	$9,170,453.41
Maximum Allowable Additions for Early Termination Leases	20.00%	$138,003,785.50

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP - Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer - IKON Office Solutions, Inc.

Date:

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	July 15, 2003
MONTHLY SERVICER REPORT
June 2003	Payment Date #	14

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)		$475,858,487.45

Less: DPV Principal Payments Due on Leases - Current Month		15,626,363.04
Less: DPV Non-Performing Leases - current month—over 120 days, etc		1,723,415.66
Less: DPV Adjusted / Warranty Leases		—
Less: DPV Amounts on Early Termination Leases		2,244,989.55

Subtotal:		$456,263,719.20
Add: DPV Substitute Leases
Non-performing		1,725,836.87
Adjusted / Warranty		—
Add: DPV Additional Leases for Early Terminations		—

Ending Balance (DPVL as of last date of current Due Period)		$457,989,556.07

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances		8,020,897.15
Less: Reimburse Servicer Advances owed to IOSC not prev reimbursed		2,582,873.76
Add: Servicer Adv for scheduled payments not made in current period		2,462,189.95

Ending outstanding servicer advances		7,900,213.34

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future		638,235.63
Less: Applied to Current from Prepaid - including intermonth activity		1,744,843.58
Less: Repurchased Leases		—
Less: Advance Payments on Non-Performing Leases		—
Add: Received This Month - including intermonth activity		1,820,958.22
Add: Received in Prior Month		—
Ending amount of lease payments to be applied in future		714,350.27

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance		6,900,189.27
Less: Deposit to Collection Account (if any)		—
Ending Balance		6,900,189.27

Required Reserve Account
Lesser of 1% of $ or Outstanding Notes Amount		6,900,189.27

Reserve Account in excess of Required Reserve		—
Deposits into Reserve Account		—
Amounts Released to Issuer		—

Ending Balance		6,900,189.27

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance		33,039.77
Less: Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees		—
Add: Additional Security Deposits collected on leases		—

Ending Balance		33,039.77

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance		—
Less: Deposit to Collection Account (if any)		—
Plus: Deposit to Renewal Account		—

Ending Balance		—

Renewal Account Deposit Required		N
Renewal Deposit		—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)		—
Lesser of: 2% of Discounted PV of Leases as of the initial Cutoff Date	$13,800,378.54
Outstanding Balance of Notes minus Reserves	$402,363,415.15

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	July 15, 2003
MONTHLY SERVICER REPORT
June 2003	Payment Date #	14

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease		121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month		3.52%	Annualized June 03
Last Month		3.74%	Annualized May 03
Two Months ago		1.82%	Annualized Apr 03
3 mos. Average		3.03%

Calculate Delinquency Rate
# of days delinquent to declare Delinquent Lease		61

Discounted Present Value of Delinquent Leases:
This Month		1.81%
Last Month		1.55%
Two Months ago		1.91%

3 mos. Average		1.76%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods		198
This Month	82
Last Month	62
Two Months ago	54
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods		303
This Month	137
Last Month	103
Two Months ago	63

Renewal Trigger Ratio		65.35%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquency Rate greater than	8.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquency Rate greater than	10.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	July 15, 2003
MONTHLY SERVICER REPORT
June 2003	Payment Date #	14

	AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

	Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		14,772,905.37
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		12,190,031.61
Section 3.03 (a) (i)	Lease payments received on prior month’s receivables		2,582,873.76
Section 3.03 (a) (i)	Renewal payments		—
Section 3.03 (a) (i)	Early Termination cash		2,244,989.55
	Advance payments for current month		1,744,843.58
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		6,134.46
Section 3.03 (a) (v)	Reserve Account		2,545.37
Section 3.03 (a) (v)	Security Deposit Account		12.32
Section 3.03 (a) (vi)	Casualty Payments		—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period		2,462,189.95
Section 3.03 (a) (viii)	Retainable Security Deposits		—
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		21,233,620.60

	Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)		—

Less	Credit for payments applied in prior period		—

	Total deposited into the Collection Account		21,233,620.60

	DISBURSEMENTS FROM COLLECTION ACCOUNT

	Surety Fee	0.30%	106,307.86	Surety Fee May 03
(i)	Section 3.03 (b) (i) 0.30% of Outstanding Principal Amount of the Notes

(ii)	Section 3.03 (b) (ii)

	Servicing Fee	0.75%	265,769.65	No Distribution on this Amount
	0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii)	Section 3.03 (b) (iii)

	Trustee Fee .001250% of Outstanding Principal Amount of the Notes	0.0012500%	442.95	Trustee Fees - Bank of New York

	Minimum Fee = $ 250.00
	Servicing Fee Less Trustee Fee		265,326.70	IOSC Net Servicing Fee Distribution

(iv)	Section 3.03 (b) (iv)
	Reimburse Servicer Advances owed to IOSC not prev reimbursed		2,582,873.76	IOSC Svc Advance reimbursement

	Remaining Available to be Distributed to Noteholders		18,278,669.33

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	July 15, 2003
MONTHLY SERVICER REPORT
June 2003	Payment Date #	14

(v)	Disbursements Section 3.03 (b) (v)			Actual Days for A1
	Class A-1 Interest Due (Act/360 Basis)	2.04400%	$—	29
	Class A-2 Interest Due (30/360 Basis)	2.91000%	$18,021.25
	Class A-3 Interest Due (30/360 Basis)	3.90000%	$865,800.00
	Class A-4 Interest Due (30/360 Basis)	4.68000%	$590,460.00

	Total Class A Interest Due		$1,474,281.25
	Class A Interest Paid		$1,474,281.25
	Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi)	Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
	Beginning Aggregate Class A Note Balance		$425,231,442.32
	Class A Principal Payment While Class A-1 Outstanding		$—
	Class A Principal Payment After Class A-1 Retired	89.36090%	$15,967,837.90
	Aggregate Class A Principal Payment		$15,967,837.90
(vii)	Class A Principal Paid		$15,967,837.90
	Ending Aggregate Class A Note Balance		$409,263,604.42
	Overcollateralization Floor
	2.5% of $690,018,927.51		$17,250,473.19
	Plus: Cumulative Loss Amount		$1,064,543.30
	Less: Reserve Account Ending Balance		$6,900,189.27
	Overcollateralization Floor		$11,414,827.22	N
(viii)	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$409,263,604.42

	Remaining Collections After Distributions to Noteholders		$836,550.18

(ix)	Reserve Account Deposit (section 3.03 (b) (ix))		$—

(x)	Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi)	Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$836,550.18

	Total Distribution from the Collection Account		$21,233,620.60

	Trustee Transfer to IOSC		IOSC Transfer to Trustee

	Reimburse Servicer Advances	2,582,873.76	2,244,989.55	Early Terms
	Remaining Coll	836,550.18	76,114.64	Adv Payments
	Servicing Fee Less Trustee Fee	265,326.70	2,462,189.95	Servicer Advances

		3,684,750.64	4,783,294.14

	RECONCILIATION OF NOTES

	Beginning Discounted Present Value of the Leases		$475,858,487.45

	Discounted Present Value of the Performing Leases as of the Current Due Period		$457,989,556.07

	Class A Principal and Additional Principal to be Paid in Current Period		$15,967,837.90

	Class A -1
	Beginning Class A Principal Balance		$—
	Principal in Current Period		$—
	Ending Class A-1 Principal Balance		$—

	Interest due this Due Period	%	$—

	Interest Paid Per $1,000	$—	$—
	Original Class A-1 Face	171,000,000.00

	Principal Paid Per $1,000	$—	$—
	Original Class A-1 Face	171,000,000.00

	Ending Principal Balance Factor
	(Ending Class A Principal/Original Class A-1 Face)	0.0000000000%

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	July 15, 2003
MONTHLY SERVICER REPORT
June 2003	Payment Date #	14

Class A-2
Beginning Class A-2 Principal Balance			$7,431,442.32
Principal in Current Period			$7,431,442.32
Ending Class A-2 Principal Balance			$—

Interest due this Due Period		%	$18,021.25

Interest Paid Per $1,000	$0.3917662527		$18,021.25
Original Class A-2 Face	46,000,000.00

Principal Paid Per $1,000	$161.5530938788		$7,431,442.32
Original Class A-2 Face	46,000,000.00

Ending Principal Balance Factor
(Ending Class A-2 Principal/Original Class A-2 Face)	0.0000000000%

Class A-3
Beginning Class A-3 Principal Balance			$266,400,000.00
Principal in Current Period			$8,536,395.58
Ending Class A-3 Principal Balance			$257,863,604.42

Interest due this Due Period		%	$865,800.00

Interest Paid Per $1,000	$3.2500000000		$865,800.00
Original Class A-3 Face	266,400,000.00

Principal Paid Per $1,000	$32.0435269637		$8,536,395.58
Original Class A-3 Face	266,400,000.00

Ending Principal Balance Factor
(Ending Class A-3 Principal/Original Class A-3 Face)	96.7956473036%

Class A-4
Beginning Class A-4 Principal Balance			$151,400,000.00
Principal in Current Period			$—
Ending Class A-4 Principal Balance			$151,400,000.00

Interest due this Due Period		%	$590,460.00

Interest Paid Per $1,000	$3.9000000000		$590,460.00
Original Class A-4 Face	151,400,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-4 Face	151,400,000.00

Ending Principal Balance Factor
(Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%

Overcollateralization Amount			$48,725,951.65

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	July 15, 2003
MONTHLY SERVICER REPORT
June 2003	Payment Date #	14

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE		$16,479,610.06
61-90 DAYS OVERDUE		$6,477,918.58
91-120 DAYS OVERDUE		$1,826,626.31

Other Information to be provided
Total Contracts for Reporting Period	Jun-03	35,533

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.07%	$492,598.37
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%	$69,001,892.75

Cumulative Substitutions for Non-Performing Leases since Closing	1.68%	$11,612,046.10
Maximum Allowable Substitutions for Non-Performing Leases	10.00%	$69,001,892.75

Cumulative Additions made for Early Termination Leases since Closing	1.33%	$9,170,453.41
Maximum Allowable Additions for Early Termination Leases	20.00%	$138,003,785.50

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP - Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer - IKON Office Solutions, Inc.

Date:

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	August 15, 2003
MONTHLY SERVICER REPORT
July 2003	Payment Date #	15

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)	$457,989,556.07

Less: DPV Principal Payments Due on Leases - Current Month	15,150,945.60
Less: DPV Non-Performing Leases - current month—over 120 days, etc	1,118,494.42
Less: DPV Adjusted / Warranty Leases	—
Less: DPV Amounts on Early Termination Leases	1,659,515.10

Subtotal:	$440,060,600.95
Add: DPV Substitute Leases
Non-performing	1,118,811.27
Adjusted / Warranty	—
Add: DPV Additional Leases for Early Terminations	—

Ending Balance (DPVL as of last date of current Due Period)	$441,179,412.22

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances	7,900,213.34
Less: Reimburse Servicer Advances owed to IOSC not prev reimbursed	2,585,896.63
Add: Servicer Adv for scheduled payments not made in current period	2,557,815.78

Ending outstanding servicer advances	7,872,132.49

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future	714,350.27
Less: Applied to Current from Prepaid - including intermonth activity	1,840,268.87
Less: Repurchased Leases	—
Less: Advance Payments on Non-Performing Leases	—
Add: Received This Month - including intermonth activity	1,889,479.45
Add: Received in Prior Month	—

Ending amount of lease payments to be applied in future	763,560.84

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance	6,900,189.27
Less: Deposit to Collection Account (if any)	—
Ending Balance	6,900,189.27

Required Reserve Account
Lesser of 1% of $ or Outstanding Notes Amount	6,900,189.27

Reserve Account in excess of Required Reserve	—
Deposits into Reserve Account	—
Amounts Released to Issuer	—

Ending Balance	6,900,189.27

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance	33,039.77
Less: Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees	—
Add: Additional Security Deposits collected on leases	—

Ending Balance	33,039.77

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	August 15, 2003
MONTHLY SERVICER REPORT
July 2003	Payment Date #	15

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance		—
Less: Deposit to Collection Account (if any)		—
Plus: Deposit to Renewal Account		—

Ending Balance		—

Renewal Account Deposit Required		N
Renewal Deposit		—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)		—
Lesser of: 2% of Discounted PV of Leases as of the initial Cutoff Date	$13,800,378.54
Outstanding Balance of Notes minus Reserves	$387,341,719.31

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease		121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month		1.62%	Annualized July 03
Last Month		3.52%	Annualized June 03
Two Months ago		3.74%	Annualized May 03

3 mos. Average		2.96%

Calculate Delinquency Rate
# of days delinquent to declare Delinquent Lease		61

Discounted Present Value of Delinquent Leases:
This Month		1.33%
Last Month		1.81%
Two Months ago		1.55%

3 mos. Average		1.56%

Calculate Renewal Trigger Ratio
Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods		247
This Month	80
Last Month	91
Two Months ago	76
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods		384
This Month	144
Last Month	137
Two Months ago	103

Renewal Trigger Ratio		64.32%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquency Rate greater than	8.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquency Rate greater than	10.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	August 15, 2003
MONTHLY SERVICER REPORT
July 2003	Payment Date #	15

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		15,032,563.91
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		12,446,667.28
Section 3.03 (a) (i)	Lease payments received on prior month’s receivables		2,585,896.63
Section 3.03 (a) (i)	Renewal payments		137,680.58
Section 3.03 (a) (i)	Early Termination cash		1,659,515.10
	Advance payments for current month		1,840,268.87
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		4,127.13
Section 3.03 (a) (v)	Reserve Account		1,983.34
Section 3.03 (a) (v)	Security Deposit Account		9.58
Section 3.03 (a) (vi)	Casualty Payments		—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period		2,557,815.78
Section 3.03 (a) (viii)	Retainable Security Deposits		—
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		21,233,964.29
Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)		—

Less	Credit for payments applied in prior period		—

Total deposited into the Collection Account			21,233,964.29

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee		0.30%	102,315.90	Surety Fee May 03
(i) Section 3.03 (b) (i) 0.30% of Outstanding Principal Amount of the Notes

(ii) Section 3.03 (b) (ii)

Servicing Fee		0.75%	255,789.75	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii) Section 3.03 (b) (iii)

Trustee Fee .001250% of Outstanding Principal Amount of the Notes		0.0012500%	426.32	Trustee Fees - Bank of New York

	Minimum Fee = $ 250.00
	Servicing Fee Less Trustee Fee		255,363.44	IOSC Net Servicing Fee Distribution

(iv) Section 3.03 (b) (iv)
Reimburse Servicer Advances owed to IOSC not prev reimbursed			2,585,896.63	IOSC Svc Advance reimbursement

Remaining Available to be Distributed to Noteholders			18,289,962.01

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	August 15, 2003
MONTHLY SERVICER REPORT
July 2003	Payment Date #	15

(v)	Disbursements Section 3.03 (b) (v)			Actual Days for A1
	Class A-1 Interest Due (Act/360 Basis)	2.04400%	$—	31
	Class A-2 Interest Due (30/360 Basis)	2.91000%	$—
	Class A-3 Interest Due (30/360 Basis)	3.90000%	$838,056.71
	Class A-4 Interest Due (30/360 Basis)	4.68000%	$590,460.00

	Total Class A Interest Due		$1,428,516.71
	Class A Interest Paid		$1,428,516.71
	Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi)	Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
	Beginning Aggregate Class A Note Balance		$409,263,604.42
	Class A Principal Payment While Class A-1 Outstanding		$—
	Class A Principal Payment After Class A-1 Retired	89.36090%	$15,021,695.84
	Aggregate Class A Principal Payment		$15,021,695.84
(vii)	Class A Principal Paid		$15,021,695.84
	Ending Aggregate Class A Note Balance		$394,241,908.58
	Overcollateralization Floor
	2.5% of $690,018,927.51		$17,250,473.19
	Plus: Cumulative Loss Amount		$—
	Less: Reserve Account Ending Balance		$6,900,189.27
	Overcollateralization Floor		$10,350,283.92	N
(viii)	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$394,241,908.58

	Remaining Collections After Distributions to Noteholders		$1,839,749.46

(ix)	Reserve Account Deposit (section 3.03 (b) (ix))		$—

(x)	Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi)	Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$1,839,749.46

	Total Distribution from the Collection Account		$21,233,964.29

	Trustee Transfer to IOSC		IOSC Transfer to Trustee

	Reimburse Servicer Advances	$2,585,896.63	$1,659,515.10	Early Terms
	Remaining Coll	1,839,749.46	49,210.58	Adv Payments
	Servicing Fee Less Trustee Fee	255,363.44	2,557,815.78	Servicer Advances

		4,681,009.52	4,266,541.46

	RECONCILIATION OF NOTES

	Beginning Discounted Present Value of the Leases		$457,989,556.07

	Discounted Present Value of the Performing Leases as of the Current Due Period		$441,179,412.22

	Class A Principal and Additional Principal to be Paid in Current Period		$15,021,695.84

	Class A -1
	Beginning Class A Principal Balance		$—
	Principal in Current Period		$—
	Ending Class A-1 Principal Balance		$—

	Interest due this Due Period	%	$—

	Interest Paid Per $1,000	$—	$—
	Original Class A-1 Face	171,000,000.00

	Principal Paid Per $1,000	$—	$—
	Original Class A-1 Face	171,000,000.00

	Ending Principal Balance Factor
	(Ending Class A Principal/Original Class A-1 Face)	0.0000000000%

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	August 15, 2003
MONTHLY SERVICER REPORT
July 2003	Payment Date #	15

Class A-2
	Beginning Class A-2 Principal Balance			$—
	Principal in Current Period			$—
	Ending Class A-2 Principal Balance			$—

	Interest due this Due Period		%	$—

	Interest Paid Per $1,000	$—		$—
	Original Class A-2 Face	46,000,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-2 Face	46,000,000.00

	Ending Principal Balance Factor
	(Ending Class A-2 Principal/Original Class A-2 Face)	0.0000000000%
Class A-3
	Beginning Class A-3 Principal Balance			$257,863,604.42
	Principal in Current Period			$15,021,695.84
	Ending Class A-3 Principal Balance			$242,841,908.58

	Interest due this Due Period		%	$838,056.71

	Interest Paid Per $1,000	$3.1458585374		$838,056.71
	Original Class A-3 Face	266,400,000.00

	Principal Paid Per $1,000	$56.3877471308		$15,021,695.84
	Original Class A-3 Face	266,400,000.00

	Ending Principal Balance Factor
	(Ending Class A-3 Principal/Original Class A-3 Face)	91.1568725905%
Class A-4
	Beginning Class A-4 Principal Balance			$151,400,000.00
	Principal in Current Period			$—
	Ending Class A-4 Principal Balance			$151,400,000.00

	Interest due this Due Period		%	$590,460.00

	Interest Paid Per $1,000	$3.9000000000		$590,460.00
	Original Class A-4 Face	151,400,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-4 Face	151,400,000.00

	Ending Principal Balance Factor
	(Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%

Overcollateralization Amount				$46,937,503.64

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	August 15, 2003
MONTHLY SERVICER REPORT
July 2003	Payment Date #	15

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE		$16,020,127.36
61-90 DAYS OVERDUE		$4,885,665.60
91-120 DAYS OVERDUE		$975,123.52

Other Information to be provided
Total Contracts for Reporting Period	Jul-03	35,209

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.07%	$492,598.37
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%	$69,001,892.75

Cumulative Substitutions for Non-Performing Leases since Closing	1.85%	$12,730,857.37
Maximum Allowable Substitutions for Non-Performing Leases	10.00%	$69,001,892.75

Cumulative Additions made for Early Termination Leases since Closing	1.33%	$9,170,453.41
Maximum Allowable Additions for Early Termination Leases	20.00%	$138,003,785.50

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP - Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer - IKON Office Solutions, Inc.

Date:

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	September 15, 2003
MONTHLY SERVICER REPORT
August 2003	Payment Date #	16

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)		$441,179,412.22

Less:	DPV Principal Payments Due on Leases—Current Month	15,355,551.00
Less:	DPV Non-Performing Leases—current month—over 120 days, etc	517,380.11
Less:	DPV Adjusted / Warranty Leases	—
Less:	DPV Amounts on Early Termination Leases	1,531,625.64

Subtotal:		$423,774,855.47

Add:	DPV Substitute Leases
	Non-performing	517,393.82
	Adjusted / Warranty	—
Add:	DPV Additional Leases for Early Terminations	—

Ending Balance (DPVL as of last date of current Due Period)		$424,292,249.29

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances		7,872,132.49
Less:	Reimburse Servicer Advances owed to IOSC not prev reimbursed	2,206,134.68
Add:	Servicer Adv for scheduled payments not made in current period	2,411,942.12

Ending outstanding servicer advances		8,077,939.93

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future		763,560.84
Less:	Applied to Current from Prepaid—including intermonth activity	1,808,432.37
Less:	Repurchased Leases	—
Less:	Advance Payments on Non-Performing Leases	—
Add:	Received This Month—including intermonth activity	1,792,540.54
Add:	Received in Prior Month	—

Ending amount of lease payments to be applied in future		747,669.01

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance		6,900,189.27
Less:	Deposit to Collection Account (if any)	—
Ending Balance		6,900,189.27

Required Reserve Account
Lesser of 1% of $ or Outstanding Notes Amount		6,900,189.27

Reserve Account in excess of Required Reserve		—
Deposits into Reserve Account		—
Amounts Released to Issuer		—

Ending Balance		6,900,189.27

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance		33,039.77
Less:	Retainable Deposits to be Deposited into Collection Account and
	Amounts Repayable to Lessees	—
Add:	Additional Security Deposits collected on leases	—

Ending Balance		33,039.77

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	September 15, 2003
MONTHLY SERVICER REPORT
August 2003	Payment Date #	16

RECONCILIATION OF RENEWAL ACCOUNT

Begginning Balance		—
Less: Deposit to Collection Account (if any)		—
Plus: Deposit to Renewal Account		—

Ending Balance		—

Renewal Account Deposit Required		N
Renewal Deposit		—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)		—
Lesser of: 2% of Discounted PV of Leases as of the initial Cutoff Date	$13,800,378.54
Outstanding Balance of Notes minus Reserves	$372,251,198.53

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease		121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month		0.49%	Annualized August 03
Last Month		1.62%	Annualized July 03
Two Months ago		3.52%	Annualized June 03

3 mos. Average		1.88%

Calculate Delinquency Rate
# of days delinquent to declare Delinquent Lease		61

Discounted Present Value of Delinquent Leases:
This Month		1.65%
Last Month		1.33%
Two Months ago		1.81%

3 mos. Average		1.60%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods		257
This Month	72
Last Month	89
Two Months ago	96
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods		433
This Month	152
Last Month	144
Two Months ago	137

Renewal Trigger Ratio		59.35%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquency Rate greater than	8.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquency Rate greater than	10.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	September 15, 2003
MONTHLY SERVICER REPORT
August 2003	Payment Date #	16

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		14,434,337.81
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		12,228,203.13
Section 3.03 (a) (i)	Lease payments received on prior month’s receivables		2,206,134.68
Section 3.03 (a) (i)	Renewal payments		94,885.03
Section 3.03 (a) (i)	Early Termination cash		1,531,625.64
	Advance payments for current month		1,808,432.37
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—
Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		3,822.46
Section 3.03 (a) (v)	Reserve Account		1,826.98
Section 3.03 (a) (v)	Security Deposit Account		8.85
Section 3.03 (a) (vi)	Casualty Payments		—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period		2,411,942.12
Section 3.03 (a) (viii)	Retainable Security Deposits		—
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		20,286,881.26

Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)		—

Less	Credit for payments applied in prior period		—

Total deposited into the Collection Account			20,286,881.26

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee		0.30%	98,560.48	Surety Fee August 03
(i) Section 3.03 (b) (i) 0.30% of Outstanding Principal Amount of the Notes

(ii) Section 3.03 (b) (ii)

Servicing Fee		0.75%	246,401.19	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii) Section 3.03 (b) (iii)

Trustee Fee .001250% of Outstanding Principal Amount of the Notes		0.0012500%	410.67	Trustee Fees - Bank of New York

Minimum Fee = $ 250.00
Servicing Fee Less Trustee Fee			245,990.52	IOSC Net Servicing Fee Distribution

(iv) Section 3.03 (b) (iv)
Reimburse Servicer Advances owed to IOSC not prev reimbursed			2,206,134.68	IOSC Svc Advance reimbursement

Remaining Available to be Distributed to Noteholders			17,735,784.91

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	September 15, 2003
MONTHLY SERVICER REPORT
August 2003	Payment Date #	16

(v) Disbursements Section 3.03 (b) (v)			Actual Days for A1
Class A-1 Interest Due (Act/360 Basis)	2.04400%	$—	31
Class A-2 Interest Due (30/360 Basis)	2.91000%	$—
Class A-3 Interest Due (30/360 Basis)	3.90000%	$789,236.20
Class A-4 Interest Due (30/360 Basis)	4.68000%	$590,460.00

Total Class A Interest Due		$1,379,696.20
Class A Interest Paid		$1,379,696.20
Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi) Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
Beginning Aggregate Class A Note Balance		$394,241,908.58
Class A Principal Payment While Class A-1 Outstanding		$—
Class A Principal Payment After Class A-1 Retired	89.36090%	$15,090,520.78
Aggregate Class A Principal Payment		$15,090,520.78
(vii) Class A Principal Paid		$15,090,520.78
Ending Aggregate Class A Note Balance		$379,151,387.80
Overcollateralization Floor
2.5% of $690,018,927.51		$17,250,473.19
Plus: Cumulative Loss Amount		$531,074.22
Less: Reserve Account Ending Balance		$6,900,189.27
Overcollateralization Floor		$10,881,358.14	N
(viii) Additional Class A Principal		$—
Additional Principal Class A Paid		$—
End of Period Class A Note Balance		$379,151,387.80

Remaining Collections After Distributions to Noteholders		$1,265,567.93

(ix) Reserve Account Deposit (section 3.03 (b) (ix))		$—

(x) Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi) Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$1,265,567.93

Total Distribution from the Collection Account		$20,286,881.26

Trustee Transfer to IOSC		IOSC Transfer to Trustee

Adv Payments	$15,891.83
Reimburse Servicer Advances	2,206,134.68
Remaining Coll	1,265,567.93	$1,531,625.64	Early Terms
Servicing Fee Less Trustee Fee	245,990.52	2,411,942.12	Servicer Advances

	3,733,584.96	3,943,567.76

RECONCILIATION OF NOTES

Beginning Discounted Present Value of the Leases		$441,179,412.22

Discounted Present Value of the Performing Leases as of the Current Due Period		$424,292,249.29

Class A Principal and Additional Principal to be Paid in Current Period		$15,090,520.78

Class A - 1

Beginning Class A Principal Balance		$—
Principal in Current Period		$—
Ending Class A-1 Principal Balance		$—

Interest due this Due Period	%	$—

Interest Paid Per $1,000	$—	$—
Original Class A-1 Face	171,000,000.00

Principal Paid Per $1,000	$—	$—
Original Class A-1 Face	171,000,000.00

Ending Principal Balance Factor
(Ending Class A Principal/Original Class A-1 Face)	0.0000000000%

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	September 15, 2003
MONTHLY SERVICER REPORT
August 2003	Payment Date #	16

Class A-2
Beginning Class A-2 Principal Balance			$—
Principal in Current Period			$—
Ending Class A-2 Principal Balance			$—

Interest due this Due Period		%	$—

Interest Paid Per $1,000	$—		$—
Original Class A-2 Face	46,000,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-2 Face	46,000,000.00

Ending Principal Balance Factor
(Ending Class A-2 Principal/Original Class A-2 Face)	0.0000000000%

Class A-3
Beginning Class A-3 Principal Balance			$242,841,908.58
Principal in Current Period			$15,090,520.78
Ending Class A-3 Principal Balance			$227,751,387.80

Interest due this Due Period		%	$789,236.20

Interest Paid Per $1,000	$2.9625983592		$789,236.20
Original Class A-3 Face	266,400,000.00

Principal Paid Per $1,000	$56.6460990192		$15,090,520.78
Original Class A-3 Face	266,400,000.00

Ending Principal Balance Factor
(Ending Class A-3 Principal/Original Class A-3 Face)	85.4922626886%

Class A-4
Beginning Class A-4 Principal Balance			$151,400,000.00
Principal in Current Period			$—
Ending Class A-4 Principal Balance			$151,400,000.00

Interest due this Due Period		%	$590,460.00

Interest Paid Per $1,000	$3.9000000000		$590,460.00
Original Class A-4 Face	151,400,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-4 Face	151,400,000.00

Ending Principal Balance Factor
(Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%

Overcollateralization Amount			$45,140,861.49

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE			$16,803,607.80
61-90 DAYS OVERDUE			$5,204,709.41
91-120 DAYS OVERDUE			$1,780,954.07

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	September 15, 2003
MONTHLY SERVICER REPORT
August 2003	Payment Date #	16

Other Information to be provided
Total Contracts for Reporting Period	Aug-03	34,888

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.07%	$492,598.37
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%	$69,001,892.75

Cumulative Substitutions for Non-Performing Leases since Closing	1.92%	$13,248,251.19
Maximum Allowable Substitutions for Non-Performing Leases	10.00%	$69,001,892.75

Cumulative Additions made for Early Termination Leases since Closing	1.33%	$9,170,453.41
Maximum Allowable Additions for Early Termination Leases	20.00%	$138,003,785.50

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP - Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer - IKON Office Solutions, Inc.

Date:

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	October 15, 2003
MONTHLY SERVICER REPORT
September 2003	Payment Date #	17

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)		$424,292,249.29

Less:	DPV Principal Payments Due on Leases - Current Month	14,542,612.89
Less:	DPV Non-Performing Leases - current month—over 120 days, etc	810,398.19
Less:	DPV Adjusted / Warranty Leases	—
Less:	DPV Amounts on Early Termination Leases	3,210,216.40

Subtotal:		$405,729,021.81

Add:	DPV Substitute Leases
	Non-performing	811,012.42
	Adjusted / Warranty	—
Add:	DPV Additional Leases for Early Terminations	—

Ending Balance (DPVL as of last date of current Due Period)		$406,540,034.23

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances		8,077,939.93
Less:	Reimburse Servicer Advances owed to IOSC not prev reimbursed	2,241,596.78
Add:	Servicer Adv for scheduled payments not made in current period	2,265,999.81

Ending outstanding servicer advances		8,102,342.96

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future		747,669.01
Less:	Applied to Current from Prepaid - including intermonth activity	1,835,976.08
Less:	Repurchased Leases	—
Less:	Advance Payments on Non-Performing Leases	—
Add:	Received This Month - including intermonth activity	1,863,775.82
Add:	Received in Prior Month	—

Ending amount of lease payments to be applied in future		775,468.75

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance		6,900,189.27
Less:	Deposit to Collection Account (if any)	—
Ending Balance		6,900,189.27

Required Reserve Account
Lesser of 1% of $ or Outstanding Notes Amount		6,900,189.27

Reserve Account in excess of Required Reserve		—
Deposits into Reserve Account		—
Amounts Released to Issuer		—

Ending Balance		6,900,189.27

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance		33,039.77
Less:	Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees	—
Add:	Additional Security Deposits collected on leases	—

Ending Balance		33,039.77

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	October 15, 2003
MONTHLY SERVICER REPORT
September 2003	Payment Date #	17

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance			—
Less:	Deposit to Collection Account (if any)		—
Plus:	Deposit to Renewal Account		—

Ending Balance			—

Renewal Account Deposit Required			N
Renewal Deposit			—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)			—
Lesser of:	2% of Discounted PV of Leases as of the initial Cutoff Date	$13,800,378.54
	Outstanding Balance of Notes minus Reserves	$356,387,659.38

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate
	# of days delinquent to declare Defaulted Lease		121

	Discounted Present Value of Defaulted Leases (Less Recoveries):
	This Month		1.25%	Annualized September 03
	Last Month		0.49%	Annualized August 03
	Two Months ago		1.62%	Annualized July 03

	3 mos. Average		1.12%

Calculate Delinquency Rate
	# of days delinquent to declare Delinquent Lease		61

	Discounted Present Value of Delinquent Leases:
	This Month		1.39%
	Last Month		1.65%
	Two Months ago		1.33%

	3 mos. Average		1.46%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods			267
	This Month	88
	Last Month	86
	Two Months ago	93
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods			410
	This Month	114
	Last Month	152
	Two Months ago	144

	Renewal Trigger Ratio		65.12%

Acceleration Event
	Triggered if
	Annualized Default Rate greater than	6.25%
	Delinquency Rate greater than	8.00%

	Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
	Triggered if Renewal Trigger Ratio is less than 20%

	Trigger? (Y/N)		N

Servicer Event of Default
	Triggered if
	Annualized Default Rate greater than	8.00%
	Delinquency Rate greater than	10.00%

	Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	October 15, 2003
MONTHLY SERVICER REPORT
September 2003	Payment Date #	17

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		14,531,440.99
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		12,289,844.21
Section 3.03 (a) (i)	Lease payments received on prior month’s receivables		2,241,596.78
Section 3.03 (a) (i)	Renewal payments		187,382.32
Section 3.03 (a) (i)	Early Termination cash		3,210,216.40
	Advance payments for current month		1,835,976.08
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		3,472.93
Section 3.03 (a) (v)	Reserve Account		1,670.68
Section 3.03 (a) (v)	Security Deposit Account		8.12
Section 3.03 (a) (vi)	Casualty Payments		—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period		2,265,999.81

Section 3.03 (a) (viii)	Retainable Security Deposits		—
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		22,036,167.33

Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)		—

Less	Credit for payments applied in prior period		—

Total deposited into the Collection Account			22,036,167.33

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee		0.30%	94,787.85	Surety Fee August 03
(i) Section 3.03 (b) (i) 0.30% of Outstanding Principal Amount of the Notes

(ii) Section 3.03 (b) (ii)

Servicing Fee		0.75%	236,969.62	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii) Section 3.03 (b) (iii)

Trustee Fee .001250% of Outstanding Principal Amount of the Notes		0.0012500%	394.95	Trustee Fees - Bank of New York

Minimum Fee = $ 250.00
Servicing Fee Less Trustee Fee			236,574.67	IOSC Net Servicing Fee Distribution

(iv) Section 3.03 (b) (iv)
Reimburse Servicer Advances owed to IOSC not prev reimbursed			2,241,596.78	IOSC Svc Advance reimbursement

Remaining Available to be Distributed to Noteholders			19,462,813.09

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	October 15, 2003
MONTHLY SERVICER REPORT
September 2003	Payment Date #	17

(v)	Disbursements Section 3.03 (b) (v)			Actual Days for A1
	Class A-1 Interest Due (Act/360 Basis)	2.04400%	$—	30
	Class A-2 Interest Due (30/360 Basis)	2.91000%	$—
	Class A-3 Interest Due (30/360 Basis)	3.90000%	$740,192.01
	Class A-4 Interest Due (30/360 Basis)	4.68000%	$590,460.00

	Total Class A Interest Due		$1,330,652.01
	Class A Interest Paid		$1,330,652.01
	Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi)	Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
	Beginning Aggregate Class A Note Balance		$379,151,387.80
	Class A Principal Payment While Class A-1 Outstanding		$—
	Class A Principal Payment After Class A-1 Retired	89.36090%	$15,863,539.15
	Aggregate Class A Principal Payment		$15,863,539.15
(vii)	Class A Principal Paid		$15,863,539.15
	Ending Aggregate Class A Note Balance		$363,287,848.65
	Overcollateralization Floor
	2.5% of $690,018,927.51		$17,250,473.19
	Plus: Cumulative Loss Amount		$—
	Less: Reserve Account Ending Balance		$6,900,189.27
	Overcollateralization Floor		$10,350,283.92	N
(viii)	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$363,287,848.65

	Remaining Collections After Distributions to Noteholders		$2,268,621.93

(ix)	Reserve Account Deposit (section 3.03 (b) (ix))		$—

(x)	Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi)	Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$2,268,621.93

	Total Distribution from the Collection Account		$22,036,167.33

	Trustee Transfer to IOSC		IOSC Transfer to Trustee

	Reimburse Servicer Advances	$2,241,596.78	$27,799.74	Adv Payments
	Remaining Coll	2,268,621.93	3,210,216.40	Early Terms
	Servicing Fee Less Trustee Fee	236,574.67	2,265,999.81	Servicer Advances

		$4,746,793.38	$5,504,015.95

	RECONCILIATION OF NOTES

	Beginning Discounted Present Value of the Leases		$424,292,249.29

	Discounted Present Value of the Performing Leases as of the Current Due Period		$406,540,034.23

	Class A Principal and Additional Principal to be Paid in Current Period		$15,863,539.15

	Class A -1
	Beginning Class A Principal Balance		$—
	Principal in Current Period		$—
	Ending Class A-1 Principal Balance		$—

	Interest due this Due Period	%	$—

	Interest Paid Per $1,000	$—	$—
	Original Class A-1 Face	171,000,000.00

	Principal Paid Per $1,000	$—	$—
	Original Class A-1 Face	171,000,000.00

	Ending Principal Balance Factor (Ending Class A Principal/Original Class A-1 Face)	0.0000000000%

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	October 15, 2003
MONTHLY SERVICER REPORT
September 2003	Payment Date #	17

Class A-2
Beginning Class A-2 Principal Balance		$—
Principal in Current Period		$—
Ending Class A-2 Principal Balance		$—

Interest due this Due Period	%	$—

Interest Paid Per $1,000	$—	$—
Original Class A-2 Face	46,000,000.00

Principal Paid Per $1,000	$—	$—
Original Class A-2 Face	46,000,000.00

Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	0.0000000000%

Class A-3
Beginning Class A-3 Principal Balance		$227,751,387.80
Principal in Current Period		$15,863,539.15
Ending Class A-3 Principal Balance		$211,887,848.65

Interest due this Due Period	%	$740,192.01

Interest Paid Per $1,000	$2.7784985374	$740,192.01
Original Class A-3 Face	266,400,000.00

Principal Paid Per $1,000	$59.5478196229	$15,863,539.15
Original Class A-3 Face	266,400,000.00

Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	79.5374807263%

Class A-4
Beginning Class A-4 Principal Balance		$151,400,000.00
Principal in Current Period		$—
Ending Class A-4 Principal Balance		$151,400,000.00

Interest due this Due Period	%	$590,460.00

Interest Paid Per $1,000	$3.9000000000	$590,460.00
Original Class A-4 Face	151,400,000.00

Principal Paid Per $1,000	$—	$—
Original Class A-4 Face	151,400,000.00

Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%

Overcollateralization Amount		$43,252,185.58

IKON Receivables Funding, LLC
Bank of America Lease-Backed Notes Series 2002-1	Payment Date	October 15, 2003
MONTHLY SERVICER REPORT
September 2003	Payment Date #	17

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE		$13,124,776.22
61-90 DAYS OVERDUE		$3,836,904.36
91-120 DAYS OVERDUE		$1,798,764.61

Other Information to be provided
Total Contracts for Reporting Period	Sep-03	34,362

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.07%	$492,598.37
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%	$69,001,892.75

Cumulative Substitutions for Non-Performing Leases since Closing	2.04%	$14,059,263.61
Maximum Allowable Substitutions for Non-Performing Leases	10.00%	$69,001,892.75

Cumulative Additions made for Early Termination Leases since Closing	1.33%	$9,170,453.41
Maximum Allowable Additions for Early Termination Leases	20.00%	$138,003,785.50

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP - Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer - IKON Office Solutions, Inc.

Date:

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	May 15, 2003
MONTHLY SERVICER REPORT
April 2003	Payment Date #	1

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)		$918,690,218.25

Less: DPV Principal Payments Due on Leases - Current Month		24,111,512.71
Less: DPV Non-Performing Leases - current month—over 120 days,etc		205,203.68
Less: DPV Adjusted / Warranty Leases		—
Less: DPV Amounts on Early Termination Leases		2,377,873.34

Subtotal:		$891,995,628.52

Add: DPV Substitute Leases
Non-Performing		206,090.79
Adjusted / Warranty		—
Add: DPV Additional Leases for Early Terminations		—

Ending Balance (DPVL as of last date of current Due Period)		$892,201,719.31

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances		—
Less: Reimburse Servicer Advances owed to IOSC not prev reimbursed		3,231,840.44
Add: Servicer Adv for scheduled payments not made in current period		5,407,088.24

Ending outstanding servicer advances		2,175,247.80

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future		2,104,936.19
Less: Applied to Current from Prepaid - including intermonth activity		1,870,058.78
Less: Repurchased Leases		—
Less: Advance Payments on Non-Performing Leases		—
Add: Received This Month - including intermonth activity		1,059,344.28
Add: Received in Prior Month		—

Ending amount of lease payments to be applied in future		1,294,221.69

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance		9,186,902.18
Less: Deposit to Collection Account (if any)		—
Ending Balance		9,186,902.18

Required Reserve Account
Lesser of 1% of $ or Outstanding Notes Amount		9,186,902.18

Reserve Account in excess of Required Reserve		—
Deposits into Reserve Account		—
Amounts Released to Issuer		—

Ending Balance		9,186,902.18

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance		9,366.00
Less: Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees		2,216.88
Add: Additional Security Deposits collected on leases		—

Ending Balance		7,149.12

RECONCILIATION OF RENEWAL ACCOUNT

Begginning Balance		—
Less: Deposit to Collection Account (if any)		—
Plus: Deposit to Renewal Account		—

Ending Balance		—

Renewal Account Deposit Required		N
Renewal Deposit		—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)		—
Lesser of: 2% of Discounted PV of Leases as of the initial Cutoff Date	$18,373,804.37
Outstanding Balance of Notes minus Reserves	$816,409,598.88

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	May 15, 2003
MONTHLY SERVICER REPORT
April 2003	Payment Date #	1

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease		121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month		0.02%	Annualized Apr 03
Last Month		0.00%
Two Months ago		0.00%

3 mos. Average		0.01%

Calculate Delinquency Rate
# of days delinquent to declare Delinquent Lease		61

Discounted Present Value of Delinquent Leases:
This Month		1.31%
Last Month		0.00%
Two Months ago		0.00%

3 mos. Average		0.44%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods		9
This Month	9
Last Month	0
Two Months ago	0
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods		22
This Month	22
Last Month	0
Two Months ago	0

Renewal Trigger Ratio		40.91%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquency Rate greater than	7.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquency Rate greater than	9.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	May 15, 2003
MONTHLY SERVICER REPORT
April 2003	Payment Date #	1

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		26,287,241.83
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		20,442,938.41
Section 3.03 (a) (i)	Lease Payments Received on Prior Month’s Receivables		5,844,303.42
Section 3.03 (a) (i)	Renewal payments		—
Section 3.03 (a) (i)	Early Termination cash		2,377,873.34
	Advance payments for current month		1,870,058.78
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		1,382.76
Section 3.03 (a) (v)	Reserve Account		996.09
Section 3.03 (a) (v)	Security Deposit Account		1.05
Section 3.03 (a) (vi)	Casualty Payments		—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period		5,407,088.24
Section 3.03 (a) (viii)	Payments Received From Swap Counterparty		—
Section 3.03 (a) (viii)	Retainable Security Deposits
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		35,944,642.09

Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC		—
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)		2,216.88

Less	Credit for payments applied in prior period		—

Total deposited into the Collection Account			35,946,858.97

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee		0.28%	145,801.21	Surety Fee
(i) Section 3.03 (b) (i) 0.28% of Outstanding Principal Amount of the Notes

Payment to Swap Counterparty- Update Monthly			68,742.67	IKON Transfer
(ii) Section 3.03 (b) (ii)

Servicing Fee		0.75%	390,538.96	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii) Section 3.03 (b) (iii)

Trustee Fee .0010000% of Outstanding Principal Amount of the Notes		0.0010000%	520.72	Trustee Fees - Bank of New York

	Minimum Fee = $ 250.00
	Servicing Fee Less Trustee Fee		390,018.24	IOSC Net Servicing Fee Distribution

(iv) Section 3.03 (b) (iv)
Reimburse Servicer Advances owed to IOSC not prev reimbursed			3,231,840.44	IOSC Svc Advance reimbursement

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	May 15, 2003
MONTHLY SERVICER REPORT
April 2003	Payment Date #	1

	Remaining Available to be Distributed to Noteholders		32,109,935.69
(v)	Disbursements Section 3.03 (b) (v)			Actual Days for A1-A3-A4
	Class A-1 Interest Due (Act/360 Basis)	1.30813%	$202,411.32	22
	Class A-2 Interest Due (30/360 Basis)	1.68000%	$27,412.00
	Class A-3a Interest Due (Act/360 Basis) LIBOR Rate = 1.31 + .24 = 1.55%	1.55000%	$195,506.67	Libor + .24
	Class A-3b Interest Due (30/360 Basis)	2.33000%	$293,890.67
	Class A-4 Interest Due (30/360 Basis)	3.27000%	$318,504.36
	Total Class A Interest Due		$1,037,725.01
	Class A Interest Paid		$1,037,725.01
	Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi)	Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
	Beginning Aggregate Class A Note Balance		$852,085,000.00
	Class A Principal Payment While Class A-1 Outstanding		$26,488,498.94
	Class A Principal Payment After Class A-1 Retired	89.99156%	$—
	Aggregate Class A Principal Payment		$26,488,498.94
(vii)	Class A Principal Paid		$26,488,498.94
	Ending Aggregate Class A Note Balance		$825,596,501.06
	Overcollateralization Floor
	2.5% of $918,690,218.25		$22,967,255.46
	Plus: Cumulative Loss Amount		$—
	Less: Reserve Account Ending Balance		$9,186,902.18
	Overcollateralization Floor		$13,780,353.28	N
(viii)	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$825,596,501.06

	Remaining Collections After Distributions to Noteholders		$4,583,711.75

(ix)	Reserve Account Deposit (section 3.03 (b) (ix))		$0.00

(x)	Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi)	Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$4,583,711.74

	Total Distribution from the Collection Account		$35,946,858.97

	Trustee Transfer to IOSC		IOSC Transfer to Trustee

	Adv Payments	810,714.50	2,377,873.34	Early Term Cash
	Reimburse Servicer Advances	3,231,840.44	—
	Remaining Coll	4,583,711.74	68,742.67	Swap Payment
	Servicing Fee Less Trustee Fee	390,018.24	5,407,088.24	Servicer Advances

		9,016,284.91	7,853,704.25

	RECONCILIATION OF NOTES

	Beginning Discounted Present Value of the Leases		$918,690,218.25

	Discounted Present Value of the Performing Leases as of this Determination Date		$892,201,719.31

	Class A Principal and Additional Principal to be Paid in Current Period		$26,488,498.94

	Class A -1

	Beginning Class A Principal Balance		$253,200,000.00
	Principal in Current Period		$26,488,498.94
	Ending Class A-1 Principal Balance		$226,711,501.06

	Interest due this Due Period	%	$202,411.32

	Interest Paid Per $1,000	$1.2048292579	$202,411.32
	Original Class A-1 Face	168,000,000.00

	Principal Paid Per $1,000	$157.6696365476	$26,488,498.94
	Original Class A-1 Face	168,000,000.00

	Ending Principal Balance Factor
	(Ending Class A Principal/Original Class A-1 Face)	134.9473220595%

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	May 15, 2003
MONTHLY SERVICER REPORT
April 2003	Payment Date #	1

Class A-2
Beginning Class A-2 Principal Balance			$26,700,000.00
Principal in Current Period			$—
Ending Class A-2 Principal Balance			$26,700,000.00

Interest due this Due Period		%	$27,412.00

Interest Paid Per $1,000	$0.6685853659		$27,412.00
Original Class A-2 Face	41,000,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-2 Face	41,000,000.00

Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	65.1219512195%
Class A-3a
Beginning Class A-3 Principal Balance			$206,400,000.00
Principal in Current Period			$—
Ending Class A-3 Principal Balance			$206,400,000.00

Interest due this Due Period		%	$195,506.67

Interest Paid Per $1,000	$0.7519487179		$195,506.67
Original Class A-3 Face	260,000,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-3 Face	260,000,000.00

Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	79.3846153846%
Class A-3b
Beginning Class A-3 Principal Balance			$206,400,000.00
Principal in Current Period			$—
Ending Class A-3 Principal Balance			$206,400,000.00

Interest due this Due Period		%	$293,890.67

Interest Paid Per $1,000	$1.1303487179		$293,890.67
Original Class A-3 Face	260,000,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-3 Face	260,000,000.00

Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	79.3846153846%
Class A-4
Beginning Class A-4 Principal Balance			$159,385,000.00
Principal in Current Period			$—
Ending Class A-4 Principal Balance			$159,385,000.00

Interest due this Due Period		%	$318,504.36

Interest Paid Per $1,000	$2.5238063259		$318,504.36
Original Class A-4 Face	126,200,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-4 Face	126,200,000.00

Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	126.2955625990%

Overcollateralization Amount			$66,605,218.25

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE			$33,875,011.24
61-90 DAYS OVERDUE			$10,327,203.84
91-120 DAYS OVERDUE			$1,387,544.67

Other Information to be provided

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	May 15, 2003
MONTHLY SERVICER REPORT
April 2003	Payment Date #	1

Occurrence of an Event of Default Under the Indenture			N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement			N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.00%		$—
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%		$91,869,021.83

Cumulative Substitutions for Non-Performing Leases since Closing	0.02%		$206,090.79
Maximum Allowable Substitutions for Non-Performing Leases	10.00%		$91,869,021.83

Cumulative Additions made for Early Termination Leases since Closing	0.00%		$—
Maximum Allowable Additions for Early Termination Leases	20.00%		$183,738,043.65

Interest Rate Swap

Class A-3a Fixed Swap Rate		2.095%
a) Fixed Swap Interest Payable			264,249.33

Class A-3a Note Interest Rate		1.55000%
b) Floating Swap Interest Receivable			195,506.67

Net Swap Interest Receivable From Swap Counterparty (‘b’-‘a’)			—
(“Available Funds” deposited to Collection Account)

Net Swap Interest Payable to Swap Counterparty (‘a’-‘b’)			68,742.67

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP-Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer, IKON Office Solutions, Inc.

Date:

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	June 16, 2003
MONTHLY SERVICER REPORT
May 2003	Payment Date #	2

NET CHANGE IN DPV OF PORTFOLIO

Beginning Balance (DPVL as of last date of previous Due Period)			$892,201,719.31

Less:	DPV Principal Payments Due on Leases - Current Month		23,506,903.07
Less:	DPV Non-Performing Leases - current month—over 120 days, etc		1,254,424.02
Less:	DPV Adjusted / Warranty Leases		—
Less:	DPV Amounts on Early Termination Leases		1,715,042.16

Subtotal:			$865,725,350.06

Add:	DPV Substitute Leases
	Non-Performing		1,257,247.63
	Adjusted / Warranty		—
Add:	DPV Additional Leases for Early Terminations		1,715,862.29

Ending Balance (DPVL as of last date of current Due Period)			$868,698,459.98

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances			2,175,247.80
Less:	Reimburse Servicer Advances owed to IOSC not prev reimbursed		5,370,445.12
Add:	Servicer Adv for scheduled payments not made in current period		7,875,364.02

Ending outstanding servicer advances			4,680,166.70

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future			1,294,221.69
Less:	Applied to Current from Prepaid - including intermonth activity		1,576,309.23
Less:	Repurchased Leases		—
Less:	Advance Payments on Non-Performing Leases		—
Add:	Received This Month - including intermonth activity		1,470,253.55
Add:	Received in Prior Month		—

Ending amount of lease payments to be applied in future			1,188,166.02

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance			9,186,902.18
Less:	Deposit to Collection Account (if any)		—
Ending Balance			9,186,902.18

Required Reserve Account
Lesser of 1% of $ or Outstanding Notes Amount			9,186,902.18

Reserve Account in excess of Required Reserve			—
Deposits into Reserve Account			—
Amounts Released to Issuer			—

Ending Balance			9,186,902.18

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance			7,149.12
Less:	Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees		—
Add:	Additional Security Deposits collected on leases		—

Ending Balance			7,149.12

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance			—
Less:	Deposit to Collection Account (if any)		—
Plus:	Deposit to Renewal Account		—
Ending Balance			—

Renewal Account Deposit Required			N
Renewal Deposit			—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)			—
Lesser of:	2% of Discounted PV of Leases as of the initial Cutoff Date	$18,373,804.37
	Outstanding Balance of Notes minus Reserves	$792,906,339.55

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	June 16, 2003
MONTHLY SERVICER REPORT
May 2003	Payment Date #	2

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease			121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month			1.68%	Annualized May 03
Last Month			0.02%	Annualized Apr 03
Two Months ago			0.00%

3 mos. Average			0.57%

Calculate Delinquency Rate
# of days delinquent to declare Delinquent Lease			61

Discounted Present Value of Delinquent Leases:
This Month			1.63%
Last Month			1.31%
Two Months ago			0.00%

3 mos. Average			0.98%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods			215
This Month	199
Last Month	16
Two Months ago	0
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods			353
This Month	331
Last Month	22
Two Months ago	0

Renewal Trigger Ratio			60.91%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquency Rate greater than	7.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquency Rate greater than	9.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	June 16, 2003
MONTHLY SERVICER REPORT
May 2003	Payment Date #	2

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT
Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		24,923,197.23
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		19,552,752.11
Section 3.03 (a) (i)	Lease Payments Received on Prior Month’s Receivables		5,370,445.12
Section 3.03 (a) (i)	Renewal payments		—
Section 3.03 (a) (i)	Early Termination cash		—
	Advance payments for current month		1,576,309.23
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		8,807.73
Section 3.03 (a) (v)	Reserve Account		3,714.30
Section 3.03 (a) (v)	Security Deposit Account		1.78
Section 3.03 (a) (vi)	Casualty Payments		—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period		7,875,364.02
Section 3.03 (a) (viii)	Payments Received From Swap Counterparty		—
Section 3.03 (a) (viii)	Retainable Security Deposits
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		34,387,394.29

Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC		—
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)		—

Less	Credit for payments applied in prior period		—

Total deposited into the Collection Account			34,387,394.29

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee		0.28%	192,639.18	Surety Fee
(i) Section 3.03 (b) (i) 0.28% of Outstanding Principal Amount of the Notes

Payment to Swap Counterparty - Update Monthly			75,966.67	IKON Transfer
(ii) Section 3.03 (b) (ii)
Servicing Fee		0.75%	515,997.81	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii) Section 3.03 (b) (iii)

Trustee Fee .0010000% of Outstanding Principal Amount of the Notes		0.0010000%	688.00	Trustee Fees - Bank of New York

Minimum Fee = $ 250.00
Servicing Fee Less Trustee Fee			515,309.82	IOSC Net Servicing Fee Distribution

(iv) Section 3.03 (b) (iv)
CReimburse Servicer Advances owed to IOSC not prev reimbursed			5,370,445.12	IOSC Svc Advance reimbursement

Remaining Available to be Distributed to Noteholders			28,232,345.51

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	June 16, 2003
MONTHLY SERVICER REPORT
May 2003	Payment Date #	2

(v)	Disbursements Section 3.03 (b) (v)			Actual Days for A1-A3-A4
	Class A-1 Interest Due (Act/360 Basis)	1.30813%	$263,616.10	32
	Class A-2 Interest Due (30/360 Basis)	1.68000%	$37,380.00
	Class A-3a Interest Due (Act/360 Basis) LIBOR Rate = 1.31 + .24 = 1.55%	1.55000%	$284,373.33	Libor + .24
	Class A-3b Interest Due (30/360 Basis)	2.33000%	$400,760.00
	Class A-4 Interest Due (30/360 Basis)	3.27000%	$434,324.13

	Total Class A Interest Due		$1,420,453.56
	Class A Interest Paid		$1,420,453.56
	Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi)	Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
	Beginning Aggregate Class A Note Balance		$825,596,501.06
	Class A Principal Payment While Class A-1 Outstanding		$23,503,259.33
	Class A Principal Payment After Class A-1 Retired	89.99156%	$—
	Aggregate Class A Principal Payment		$23,503,259.33
(vii)	Class A Principal Paid		$23,503,259.33
	Ending Aggregate Class A Note Balance		$802,093,241.73
	Overcollateralization Floor
	2.5% of $918,690,218.25		$22,967,255.46
	Plus: Cumulative Loss Amount		$—
	Less: Reserve Account Ending Balance		$9,186,902.18
	Overcollateralization Floor		$13,780,353.28	N
(viii)	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$802,093,241.73

	Remaining Collections After Distributions to Noteholders		$3,308,632.62

(ix)	Reserve Account Deposit (section 3.03 (b) (ix))		$0.00

(x)	Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi)	Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$3,308,632.61

	Total Distribution from the Collection Account		$34,387,394.29
	Trustee Transfer to IOSC		IOSC Transfer to Trustee

	Adv Payments	106,055.68	—
	Reimburse Servicer Advances	5,370,445.12	—
	Remaining Coll	3,308,632.61	75,966.67	Swap Payment
	Servicing Fee Less Trustee Fee	515,309.82	7,875,364.02	Servicer Advances

		9,300,443.23	7,951,330.69
	RECONCILIATION OF NOTES

	Beginning Discounted Present Value of the Leases		$892,201,719.31

	Discounted Present Value of the Performing Leases as of this Determination Date		$868,698,459.98

	Class A Principal and Additional Principal to be Paid in Current Period		$23,503,259.33

	Class A -1
	Beginning Class A Principal Balance		$226,711,501.06
	Principal in Current Period		$23,503,259.33
	Ending Class A-1 Principal Balance		$203,208,241.73

	Interest due this Due Period	%	$263,616.10

	Interest Paid Per $1,000	$1.5691434703	$263,616.10
	Original Class A-1 Face	168,000,000.00

	Principal Paid Per $1,000	$139.9003531548	$23,503,259.33
	Original Class A-1 Face	168,000,000.00
	Ending Principal Balance Factor (Ending Class A Principal/ Original Class A-1 Face)	120.9572867440%

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	June 16, 2003
MONTHLY SERVICER REPORT
May 2003	Payment Date #	2

Class A-2
	Beginning Class A-2 Principal Balance			$26,700,000.00
	Principal in Current Period			$—
	Ending Class A-2 Principal Balance			$26,700,000.00

	Interest due this Due Period		%	$37,380.00

	Interest Paid Per $1,000	$0.9117073171		$37,380.00
	Original Class A-2 Face	41,000,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-2 Face	41,000,000.00
	Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	65.1219512195%

Class A-3a
	Beginning Class A-3 Principal Balance			$206,400,000.00
	Principal in Current Period			$—
	Ending Class A-3 Principal Balance			$206,400,000.00

	Interest due this Due Period		%	$284,373.33

	Interest Paid Per $1,000	$1.0937435897		$284,373.33
	Original Class A-3 Face	260,000,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-3 Face	260,000,000.00
	Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	79.3846153846%

Class A-3b
	Beginning Class A-3 Principal Balance			$206,400,000.00
	Principal in Current Period			$—
	Ending Class A-3 Principal Balance			$206,400,000.00

	Interest due this Due Period		%	$400,760.00

	Interest Paid Per $1,000	$1.5413846154		$400,760.00
	Original Class A-3 Face	260,000,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-3 Face	260,000,000.00
	Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	79.3846153846%

Class A-4
	Beginning Class A-4 Principal Balance			$159,385,000.00
	Principal in Current Period			$—
	Ending Class A-4 Principal Balance			$159,385,000.00

	Interest due this Due Period		%	$434,324.13

	Interest Paid Per $1,000	$3.4415540808		$434,324.13
	Original Class A-4 Face	126,200,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-4 Face	126,200,000.00
	Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	126.2955625990%

Overcollateralization Amount				$66,605,218.25

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	June 16, 2003
MONTHLY SERVICER REPORT
May 2003	Payment Date #	2

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE		$29,448,726.12
61-90 DAYS OVERDUE		$10,665,852.35
91-120 DAYS OVERDUE		$3,497,101.89

Other Information to be provided

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.00%	$—
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%	$91,869,021.83

Cumulative Substitutions for Non-Performing Leases since Closing	0.16%	$1,463,338.42
Maximum Allowable Substitutions for Non-Performing Leases	10.00%	$91,869,021.83

Cumulative Additions made for Early Termination Leases since Closing	0.19%	$1,715,862.29
Maximum Allowable Additions for Early Termination Leases	20.00%	$183,738,043.65

Interest Rate Swap

Class A-3a Fixed Swap Rate	2.095%
a) Fixed Swap Interest Payable		360,340.00

Class A-3a Note Interest Rate	1.55000%
b) Floating Swap Interest Receivable		284,373.33

Net Swap Interest Receivable From Swap Counterparty (‘b’-‘a’)		—
(“Available Funds” deposited to Collection Account)

Net Swap Interest Payable to Swap Counterparty (‘a’-‘b’)		75,966.67

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP-Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer, IKON Office Solutions, Inc.

Date:

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	July 15, 2003
MONTHLY SERVICER REPORT
June 2003	Payment Date #	3

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)		$868,698,459.98

Less: DPV Principal Payments Due on Leases - Current Month		22,022,701.23
Less: DPV Non-Performing Leases - current month—over 120 days, etc		1,612,991.38
Less: DPV Adjusted / Warranty Leases		3,785.72
Less: DPV Amounts on Early Termination Leases		2,317,746.92

Subtotal:		$842,741,234.73

Add: DPV Substitute Leases
Non-Performing		1,613,771.59
Adjusted / Warranty		3,785.72
Add: DPV Additional Leases for Early Terminations		2,317,746.92

Ending Balance (DPVL as of last date of current Due Period)		$846,676,538.96

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances		4,680,166.70
Less: Reimburse Servicer Advances owed to IOSC not prev reimbursed		6,328,314.63
Add: Servicer Adv for scheduled payments not made in current period		6,317,473.56

Ending outstanding servicer advances		4,669,325.63

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future		1,188,166.02
Less: Applied to Current from Prepaid - including intermonth activity		4,015,436.07
Less: Repurchased Leases		—
Less: Advance Payments on Non-Performing Leases		—
Add: Received This Month - including intermonth activity		3,959,997.42
Add: Received in Prior Month		—

Ending amount of lease payments to be applied in future		1,132,727.36

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance		9,186,902.18
Less: Deposit to Collection Account (if any)		—
Ending Balance		9,186,902.18

Required Reserve Account
Lesser of 1% of $ or Outstanding Notes Amount		9,186,902.18

Reserve Account in excess of Required Reserve		—
Deposits into Reserve Account		—
Amounts Released to Issuer		—

Ending Balance		9,186,902.18

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance		7,149.12
Less: Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees		—
Add: Additional Security Deposits collected on leases		—

Ending Balance		7,149.12

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance		—
Less: Deposit to Collection Account (if any)		—
Plus: Deposit to Renewal Account		—

Ending Balance		—

Renewal Account Deposit Required		N
Renewal Deposit		—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occurring)		—
Lesser of: 2% of Discounted PV of Leases as of the initial Cutoff Date	$18,373,804.37
Outstanding Balance of Notes minus Reserves	$770,884,418.53

IKON Receivables Funding LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	July 15, 2003
MONTHLY SERVICER REPORT
June 2003	Payment Date #	3

COMPLIANCE RATIO CALCULATIONS

Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease		121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month		2.13%	Annualized June 03
Last Month		1.68%	Annualized May 03
Two Months ago		0.02%	Annualized Apr 03

3 mos. Average		1.28%

Calculate Delinquency Rate
# of days delinquent to declare Delinquent Lease		61

Discounted Present Value of Delinquent Leases:
This Month		1.25%
Last Month		1.63%
Two Months ago		1.31%

3 mos. Average		1.40%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods		523
This Month	259
Last Month	243
Two Months ago	21
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods		814
This Month	461
Last Month	331
Two Months ago	22

Renewal Trigger Ratio		64.25%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquency Rate greater than	7.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquency Rate greater than	9.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	July 15, 2003
MONTHLY SERVICER REPORT
June 2003	Payment Date #	3

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		21,224,843.82
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		14,896,529.19
Section 3.03 (a) (i)	Lease Payments Received on Prior Month’s Receivables		6,328,314.63
Section 3.03 (a) (i)	Renewal payments		—
Section 3.03 (a) (i)	Early Termination cash		—
	Advance payments for current month		4,015,436.07
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		8,428.75
Section 3.03 (a) (v)	Reserve Account		3,388.89
Section 3.03 (a) (v)	Security Deposit Account		—
Section 3.03 (a) (vi)	Casualty Payments		—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period		6,317,473.56
Section 3.03 (a) (viii)	Payments Received From Swap Counterparty		—
Section 3.03 (a) (viii)	Retainable Security Deposits
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		31,569,571.09

Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC		—
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)		—

Less	Credit for payments applied in prior period		—

Total deposited into the Collection Account			31,569,571.09

DISBURSEMENTS FROM COLLECTION ACCOUNT

	Surety Fee	0.28%	187,155.09	Surety Fee
(i)	Section 3.03 (b) (i) 0.28% of Outstanding Principal Amount of the Notes

	Payment to Swap Counterparty- Update Monthly		124,241.33	IKON Transfer
(ii)	Section 3.03 (b) (ii)

	Servicing Fee	0.75%	501,308.28	No Distribution on this Amount
	0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii)	Section 3.03 (b) (iii)

	Trustee Fee .0010000% of Outstanding Principal Amount of the Notes	0.0010000%	668.41	Trustee Fees - Bank of New York

	Minimum Fee = $ 250.00
	Servicing Fee Less Trustee Fee		500,639.87	IOSC Net Servicing Fee Distribution

(iv)	Section 3.03 (b) (iv)
	Reimburse Servicer Advances owed to IOSC not prev reimbursed		6,328,314.63	IOSC Svc Advance reimbursement

	Remaining Available to be Distributed to Noteholders		24,428,551.76

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	July 15, 2003
MONTHLY SERVICER REPORT
June 2003	Payment Date #	3

(v)	Disbursements Section 3.03 (b) (v)			Actual Days for A1-A3-A4
	Class A-1 Interest Due (Act/360 Basis)	1.30813%	$214,135.03	29
	Class A-2 Interest Due (30/360 Basis)	1.68000%	$37,380.00
	Class A-3a Interest Due (Act/360 Basis) LIBOR Rate = 1.18 + .24 = 1.42%	1.42000%	$236,098.67	Libor + .24
	Class A-3b Interest Due (30/360 Basis)	2.33000%	$400,760.00
	Class A-4 Interest Due (30/360 Basis)	3.27000%	$434,324.13

	Total Class A Interest Due		$1,322,697.82
	Class A Interest Paid		$1,322,697.82
	Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi)	Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
	Beginning Aggregate Class A Note Balance		$802,093,241.73
	Class A Principal Payment While Class A-1 Outstanding		$22,021,921.02
	Class A Principal Payment After Class A-1 Retired	89.99156%	$—
	Aggregate Class A Principal Payment		$22,021,921.02
(vii)	Class A Principal Paid		$22,021,921.02
	Ending Aggregate Class A Note Balance		$780,071,320.71
	Overcollateralization Floor
	2.5% of $918,690,218.25		$22,967,255.46
	Plus: Cumulative Loss Amount		$—
	Less: Reserve Account Ending Balance		$9,186,902.18
	Overcollateralization Floor		$13,780,353.28	N
(viii)	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$780,071,320.71

	Remaining Collections After Distributions to Noteholders		$1,083,932.92

(ix)	Reserve Account Deposit (section 3.03 (b) (ix))		$0.00

(x)	Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi)	Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$1,083,932.92

	Total Distribution from the Collection Account		$31,569,571.09

	Trustee Transfer to IOSC		IOSC Transfer to Trustee

	Adv Payments	55,438.65	—
	Reimburse Servicer Advances	6,328,314.63	—
	Remaining Coll	1,083,932.92	124,241.33	Swap Payment
	Servicing Fee Less Trustee Fee	500,639.87	6,317,473.56	Servicer Advances

		7,968,326.06	6,441,714.89

	RECONCILIATION OF NOTES

	Beginning Discounted Present Value of the Leases		$868,698,459.98

	Discounted Present Value of the Performing Leases as of this Determination Date		$846,676,538.96

	Class A Principal and Additional Principal to be Paid in Current Period		$22,021,921.02

	Class A - 1
	Beginning Class A Principal Balance		$203,208,241.73
	Principal in Current Period		$22,021,921.02
	Ending Class A-1 Principal Balance		$181,186,320.71

	Interest due this Due Period	%	$214,135.03

	Interest Paid Per $1,000	$1.2746132805	$214,135.03
	Original Class A-1 Face	168,000,000.00

	Principal Paid Per $1,000	$131.0828632143	$22,021,921.02
	Original Class A-1 Face	168,000,000.00

	Ending Principal Balance Factor (Ending Class A Principal/Original Class A-1 Face)	107.8490004226%

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	July 15, 2003
MONTHLY SERVICER REPORT
June 2003	Payment Date #	3

Class A-2
	Beginning Class A-2 Principal Balance			$26,700,000.00
	Principal in Current Period			$—
	Ending Class A-2 Principal Balance			$26,700,000.00

	Interest due this Due Period		%	$37,380.00

	Interest Paid Per $1,000	$0.9117073171		$37,380.00
	Original Class A-2 Face	41,000,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-2 Face	41,000,000.00

	Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	65.1219512195%

Class A-3a
	Beginning Class A-3 Principal Balance			$206,400,000.00
	Principal in Current Period			$—
	Ending Class A-3 Principal Balance			$206,400,000.00

	Interest due this Due Period		%	$236,098.67

	Interest Paid Per $1,000	$0.9080717949		$236,098.67
	Original Class A-3 Face	260,000,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-3 Face	260,000,000.00

	Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	79.3846153846%

Class A-3b
	Beginning Class A-3 Principal Balance			$206,400,000.00
	Principal in Current Period			$—
	Ending Class A-3 Principal Balance			$206,400,000.00

	Interest due this Due Period		%	$400,760.00

	Interest Paid Per $1,000	$1.5413846154		$400,760.00
	Original Class A-3 Face	260,000,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-3 Face	260,000,000.00

	Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	79.3846153846%

Class A-4
	Beginning Class A-4 Principal Balance			$159,385,000.00
	Principal in Current Period			$—
	Ending Class A-4 Principal Balance			$159,385,000.00

	Interest due this Due Period		%	$434,324.13

	Interest Paid Per $1,000	$3.4415540808		$434,324.13
	Original Class A-4 Face	126,200,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-4 Face	126,200,000.00

	Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	126.2955625990%

Overcollateralization Amount				$66,605,218.25

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	July 15, 2003
MONTHLY SERVICER REPORT
June 2003	Payment Date #	3

MISCELLANEOUS INFORMATION TO BE PROVIDED

Total Contracts for Reporting Period		Jun-03	52,084

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE			$30,176,768.99
61-90 DAYS OVERDUE			$7,530,615.39
91-120 DAYS OVERDUE			$3,027,835.19

Other Information to be provided

Occurrence of an Event of Default Under the Indenture			N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement			N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.00%		$3,785.72
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%		$91,869,021.83

Cumulative Substitutions for Non-Performing Leases since Closing	0.33%		$3,077,110.01
Maximum Allowable Substitutions for Non-Performing Leases	10.00%		$91,869,021.83

Cumulative Additions made for Early Termination Leases since Closing	0.44%		$4,033,609.21
Maximum Allowable Additions for Early Termination Leases	20.00%		$183,738,043.65

Interest Rate Swap

Class A-3a Fixed Swap Rate		2.095%
a) Fixed Swap Interest Payable			360,340.00

Class A-3a Note Interest Rate		1.42000%
b) Floating Swap Interest Receivable			236,098.67

Net Swap Interest Receivable From Swap Counterparty (‘b’-‘a’)			—
(“Available Funds” deposited to Collection Account)

Net Swap Interest Payable to Swap Counterparty (‘a’-‘b’)			124,241.33

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP-Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer, IKON Office Solutions, Inc.

Date:

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	August 15, 2003
MONTHLY SERVICER REPORT
July 2003	Payment Date #	4

NET CHANGE IN DPV OF PORTFOLIO

Beginning Balance (DPVL as of last date of previous Due Period)		$846,676,538.96
Less: DPV Principal Payments Due on Leases - Current Month		23,684,786.28
Less: DPV Non-Performing Leases - current month—over 120 days, etc		1,831,102.79
Less: DPV Adjusted / Warranty Leases		—
Less: DPV Amounts on Early Termination Leases		3,370,464.76

Subtotal:		$817,790,185.13
Add: DPV Substitute Leases
Non-Performing		1,831,102.79
Adjusted / Warranty		—
Add: DPV Additional Leases for Early Terminations		3,370,693.34

Ending Balance (DPVL as of last date of current Due Period)		$822,991,981.26

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances		4,669,325.63
Less: Reimburse Servicer Advances owed to IOSC not prev reimbursed		3,305,456.49
Add: Servicer Adv for scheduled payments not made in current period		3,333,726.25

Ending outstanding servicer advances		4,697,595.39

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future		1,132,727.36
Less: Applied to Current from Prepaid - including intermonth activity		4,025,866.57
Less: Repurchased Leases		—
Less: Advance Payments on Non-Performing Leases		—
Add: Received This Month - including intermonth activity		4,033,343.76
Add: Received in Prior Month		—

Ending amount of lease payments to be applied in future		1,140,204.56

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance		9,186,902.18
Less: Deposit to Collection Account (if any)		—
Ending Balance		9,186,902.18

Required Reserve Account
Lesser of 1% of $ or Outstanding Notes Amount		9,186,902.18

Reserve Account in excess of Required Reserve		—
Deposits into Reserve Account		—
Amounts Released to Issuer		—

Ending Balance		9,186,902.18

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance		7,149.12
Less: Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees		—
Add: Additional Security Deposits collected on leases		—

Ending Balance		7,149.12

RECONCILIATION OF RENEWAL ACCOUNT

Begginning Balance		—
Less: Deposit to Collection Account (if any)		—
Plus: Deposit to Renewal Account		—

Ending Balance		—

Renewal Account Deposit Required		N
Renewal Deposit		—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)		—
Lesser of: 2% of Discounted PV of Leases as of the initial Cutoff Date	$18,373,804.37
Outstanding Balance of Notes minus Reserves	$747,199,860.83

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	August 15, 2003
MONTHLY SERVICER REPORT
July 2003	Payment Date #	4

COMPLIANCE RATIO CALCULATIONS

Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease			121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month			2.33%	Annualized July 03
Last Month			2.13%	Annualized June 03
Two Months ago			1.68%	Annualized May 03

3 mos. Average			2.05%

Calculate Delinquency Rate
# of days delinquent to declare Delinquent Lease			61

Discounted Present Value of Delinquent Leases:
This Month			1.15%
Last Month			1.25%
Two Months ago			1.63%

3 mos. Average			1.34%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods			852
This Month	276
Last Month	319
Two Months ago	257
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods			1,344
This Month	552
Last Month	461
Two Months ago	331

Renewal Trigger Ratio			63.39%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquency Rate greater than	7.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquency Rate greater than	9.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	August 15, 2003
MONTHLY SERVICER REPORT
July 2003	Payment Date #	4

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period	22,014,458.64
Section 3.03 (a) (i)	Lease payments received on current month’s receivables	18,709,002.15
Section 3.03 (a) (i)	Lease Payments Received on Prior Month’s Receivables	3,305,456.49
Section 3.03 (a) (i)	Renewal payments	96,522.74
Section 3.03 (a) (i)	Early Termination cash	—
	Advance payments for current month	4,025,866.57
	Advance payments for future months	—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute—if applicable	—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer	—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account	6,054.06
Section 3.03 (a) (v)	Reserve Account	2,640.55
Section 3.03 (a) (v)	Security Deposit Account	—
Section 3.03 (a) (vi)	Casualty Payments	—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period	3,333,726.25
Section 3.03 (a) (viii)	Payments Received From Swap Counterparty	—
Section 3.03 (a) (viii)	Retainable Security Deposits
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)	—

	Total amounts in the Collection Account related to the Current Collection Period	29,479,268.81

Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC	—
	Insured Payments Received from AMBAC	—
	Shortfall Required to be Deposited From Renewal Account	—
	Shortfall Required to be Deposited From Reserve Account	—

	Retainable Deposits from Security Deposit Acct (net of additions)	—
Less	Credit for payments applied in prior period	—

Total deposited into the Collection Account		29,479,268.81

              DISBURSEMENTS FROM COLLECTION ACCOUNT

	Surety Fee	0.28%	182,016.64	Surety Fee
(i)	Section 3.03 (b) (i) 0.28% of Outstanding Principal Amount of the Notes

	Payment to Swap Counterparty - Update Monthly		120,954.53	IKON Transfer
(ii)	Section 3.03 (b) (ii)

	Servicing Fee	0.75%	487,544.58	No Distribution on this Amount
	0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii)	Section 3.03 (b) (iii)

	Trustee Fee .0010000% of Outstanding Principal Amount of the Notes	0.0010000%	650.06	Trustee Fees - Bank of New York

	Minimum Fee = $ 250.00
	Servicing Fee Less Trustee Fee		486,894.52	IOSC Net Servicing Fee Distribution

(iv)	Section 3.03 (b) (iv)
	Reimburse Servicer Advances owed to IOSC not prev reimbursed		3,305,456.49	IOSC Svc Advance reimbursement

	Remaining Available to be Distributed to Noteholders		25,383,296.58

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	August 15, 2003
MONTHLY SERVICER REPORT
July 2003	Payment Date #	4

(v)	Disbursements Section 3.03 (b) (v)			Actual Days for A1-A3-A4
	Class A-1 Interest Due (Act/360 Basis)	1.30813%	$204,096.48	31
	Class A-2 Interest Due (30/360 Basis)	1.68000%	$37,380.00
	Class A-3a Interest Due (Act/360 Basis) LIBOR Rate = 1.10688 + .24 = 1.34688%	1.34688%	$239,385.47	Libor + .24
	Class A-3b Interest Due (30/360 Basis)	2.33000%	$400,760.00
	Class A-4 Interest Due (30/360 Basis)	3.27000%	$434,324.13

	Total Class A Interest Due		$1,315,946.07
	Class A Interest Paid		$1,315,946.07
	Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi)	Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
	Beginning Aggregate Class A Note Balance		$780,071,320.71
	Class A Principal Payment While Class A-1 Outstanding		$23,684,557.70
	Class A Principal Payment After Class A-1 Retired	89.99156%	$—
	Aggregate Class A Principal Payment		$23,684,557.70
(vii)	Class A Principal Paid		$23,684,557.70
	Ending Aggregate Class A Note Balance		$756,386,763.01
	Overcollateralization Floor
	2.5% of $918,690,218.25		$22,967,255.46
	Plus: Cumulative Loss Amount		$—
	Less: Reserve Account Ending Balance		$9,186,902.18
	Overcollateralization Floor		$13,780,353.28	N
(viii)	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$756,386,763.01

	Remaining Collections After Distributions to Noteholders		$382,792.80

(ix)	Reserve Account Deposit (section 3.03 (b) (ix))		$0.00

(x)	Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi)	Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$382,792.80

	Total Distribution from the Collection Account		$29,479,268.81

	Trustee Transfer to IOSC		IOSC Transfer to Trustee

	Reimburse Servicer Advances	$3,305,456.49	$7,477.19	Adv Payments
	Remaining Coll	382,792.80	120,954.53	Swap Payment
	Servicing Fee Less Trustee Fee	486,894.52	3,333,726.25	Servicer Advances

		4,175,143.81	3,462,157.97

	RECONCILIATION OF NOTES

	Beginning Discounted Present Value of the Leases		$846,676,538.96

	Discounted Present Value of the Performing Leases as of this Determination Date		$822,991,981.26

	Class A Principal and Additional Principal to be Paid in Current Period		$23,684,557.70

	Class A - 1
	Beginning Class A Principal Balance		$181,186,320.71
	Principal in Current Period		$23,684,557.70
	Ending Class A-1 Principal Balance		$157,501,763.01

	Interest due this Due Period	%	$204,096.48

	Interest Paid Per $1,000	$0.8067054362	$204,096.48
	Original Class A-1 Face	253,000,000.00

	Principal Paid Per $1,000	$93.6148525692	$23,684,557.70
	Original Class A-1 Face	253,000,000.00

	Ending Principal Balance Factor (Ending Class A Principal/Original Class A-1 Face)	62.2536612688%

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	August 15, 2003
MONTHLY SERVICER REPORT
July 2003	Payment Date #	4

Class A-2
	Beginning Class A-2 Principal Balance			$26,700,000.00
	Principal in Current Period			$—
	Ending Class A-2 Principal Balance			$26,700,000.00
	Interest due this Due Period		%	$37,380.00
	Interest Paid Per $1,000	$1.4000000000		$37,380.00
	Original Class A-2 Face	26,700,000.00
	Principal Paid Per $1,000	$—		$—
	Original Class A-2 Face	26,700,000.00
	Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	100.0000000000%

Class A-3a
	Beginning Class A-3 Principal Balance			$206,400,000.00
	Principal in Current Period			$—
	Ending Class A-3 Principal Balance			$206,400,000.00
	Interest due this Due Period		%	$239,385.47
	Interest Paid Per $1,000	$1.1598133333		$239,385.47
	Original Class A-3 Face	206,400,000.00
	Principal Paid Per $1,000	$—		$—
	Original Class A-3 Face	206,400,000.00
	Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%

Class A-3b
	Beginning Class A-3 Principal Balance			$206,400,000.00
	Principal in Current Period			$—
	Ending Class A-3 Principal Balance			$206,400,000.00
	Interest due this Due Period		%	$400,760.00
	Interest Paid Per $1,000	$1.9416666667		$400,760.00
	Original Class A-3 Face	206,400,000.00
	Principal Paid Per $1,000	$—		$—
	Original Class A-3 Face	206,400,000.00
	Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%

Class A-4
	Beginning Class A-4 Principal Balance			$159,385,000.00
	Principal in Current Period			$—
	Ending Class A-4 Principal Balance			$159,385,000.00
	Interest due this Due Period		%	$434,324.13
	Interest Paid Per $1,000	$2.7250000000		$434,324.13
	Original Class A-4 Face	159,385,000.00
	Principal Paid Per $1,000	$—		$—
	Original Class A-4 Face	159,385,000.00
	Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%

Overcollateralization Amount				$66,605,218.25

MISCELLANEOUS INFORMATION TO BE PROVIDED
	Total Contracts for Reporting Period	Jul-03		51,570

Discounted Present Value of the Leases which are:
	31-60 DAYS OVERDUE			$26,426,059.92
	61-90 DAYS OVERDUE			$6,920,697.78
	91-120 DAYS OVERDUE			$2,565,333.48

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	August 15, 2003
MONTHLY SERVICER REPORT
July 2003	Payment Date #	4

Other Information to be provided

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.00%	$3,785.72
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%	$91,869,021.83

Cumulative Substitutions for Non-Performing Leases since Closing	0.53%	$4,908,212.80
Maximum Allowable Substitutions for Non-Performing Leases	10.00%	$91,869,021.83

Cumulative Additions made for Early Termination Leases since Closing	0.81%	$7,404,302.55
Maximum Allowable Additions for Early Termination Leases	20.00%	$183,738,043.65

Interest Rate Swap

Class A-3a Fixed Swap Rate	2.095%
a) Fixed Swap Interest Payable		360,340.00

Class A-3a Note Interest Rate	1.34688%
b) Floating Swap Interest Receivable		239,385.47

Net Swap Interest Receivable From Swap Counterparty (‘b’-‘a’)		—
(“Available Funds” deposited to Collection Account)

Net Swap Interest Payable to Swap Counterparty (‘a’-‘b’)		120,954.53

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP-Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer, IKON Office Solutions, Inc.

Date:

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	September 15, 2003
MONTHLY SERVICER REPORT
August 2003	Payment Date #	5

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)		$822,991,981.26

Less:	DPV Principal Payments Due on Leases - Current Month	22,976,495.36
Less:	DPV Non-Performing Leases - current month—over 120 days, etc	959,651.02
Less:	DPV Adjusted / Warranty Leases	—
Less:	DPV Amounts on Early Termination Leases	1,629,390.45

Subtotal:		$797,426,444.43

Add:	DPV Substitute Leases
	Non-Performing	959,651.02
	Adjusted / Warranty	—
Add:	DPV Additional Leases for Early Terminations	1,630,591.71

Ending Balance (DPVL as of last date of current Due Period)		$800,016,687.16

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances		4,697,595.39
Less:	Reimburse Servicer Advances owed to IOSC not prev reimbursed	3,134,767.80
Add:	Servicer Adv for scheduled payments not made in current period	3,253,409.36

Ending outstanding servicer advances		4,816,236.95

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future		1,140,204.56
Less:	Applied to Current from Prepaid - including intermonth activity	4,092,762.07
Less:	Repurchased Leases	—
Less:	Advance Payments on Non-Performing Leases	—
Add:	Received This Month - including intermonth activity	4,112,247.25
Add:	Received in Prior Month	—

Ending amount of lease payments to be applied in future		1,159,689.74

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance		9,186,902.18
Less:	Deposit to Collection Account (if any)	—
Ending Balance		9,186,902.18

Required Reserve Account
Lesser of 1% of $ or Outstanding Notes Amount		9,186,902.18

Reserve Account in excess of Required Reserve		—
Deposits into Reserve Account		—
Amounts Released to Issuer		—

Ending Balance		9,186,902.18

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance		7,149.12
Less:	Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees	—
Add:	Additional Security Deposits collected on leases	—

Ending Balance		7,149.12

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	September 15, 2003
MONTHLY SERVICER REPORT
August 2003	Payment Date #	5

RECONCILIATION OF RENEWAL ACCOUNT

Begginning Balance			—
Less:	Deposit to Collection Account (if any)		—
Plus:	Deposit to Renewal Account		—

Ending Balance			—

Renewal Account Deposit Required			N
Renewal Deposit			—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)			—
Lesser of:	2% of Discounted PV of Leases as of the initial Cutoff Date	$18,373,804.37
	Outstanding Balance of Notes minus Reserves	$724,224,566.73

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate
	# of days delinquent to declare Defaulted Lease		121

	Discounted Present Value of Defaulted Leases (Less Recoveries):
	This Month		1.24%	Annualized August 03
	Last Month		2.33%	Annualized July 03
	Two Months ago		2.13%	Annualized June 03

	3 mos. Average		1.90%

Calculate Delinquency Rate
	# of days delinquent to declare Delinquent Lease		61

	Discounted Present Value of Delinquent Leases:
	This Month		1.12%
	Last Month		1.15%
	Two Months ago		1.25%

	3 mos. Average		1.17%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods			979
	This Month	287
	Last Month	362
	Two Months ago	330
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods			1,601
	This Month	588
	Last Month	552
	Two Months ago	461

	Renewal Trigger Ratio		61.15%

Acceleration Event
	Triggered if
	Annualized Default Rate greater than	6.25%
	Delinquency Rate greater than	7.00%
	Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
	Triggered if Renewal Trigger Ratio is less than 20%

	Trigger? (Y/N)		N

Servicer Event of Default
	Triggered if
	Annualized Default Rate greater than	8.00%
	Delinquency Rate greater than	9.00%

	Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	September 15, 2003
MONTHLY SERVICER REPORT
August 2003	Payment Date #	5

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		20,813,423.84
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		17,678,656.04
Section 3.03 (a) (i)	Lease Payments Received on Prior Month’s Receivables		3,134,767.80
Section 3.03 (a) (i)	Renewal payments		165,121.15
Section 3.03 (a) (i)	Early Termination cash		—
	Advance payments for current month		4,092,762.07
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		5,739.76
Section 3.03 (a) (v)	Reserve Account		2,432.45
Section 3.03 (a) (v)	Security Deposit Account		0.25
Section 3.03 (a) (vi)	Casualty Payments		—
Section 3.03 (a) (vii)	Servicer Adv for scheduled payments not made in current period		3,253,409.36
Section 3.03 (a) (viii)	Payments Received From Swap Counterparty		—
Section 3.03 (a) (viii)	Retainable Security Deposits
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		28,332,888.88

Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC		—
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)		—

Less	Credit for payments applied in prior period		—

Total deposited into the Collection Account			28,332,888.88

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee		0.28%	176,490.24	Surety Fee
(i) Section 3.03 (b) (i) 0.28% of Outstanding Principal Amount of the Notes

Payment to Swap Counterparty- Update Monthly			120,400.00	IKON Transfer
(ii) Section 3.03 (b) (ii)

Servicing Fee		0.75%	472,741.73	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii) Section 3.03 (b) (iii)

Trustee Fee .0010000% of Outstanding Principal Amount of the Notes		0.0010000%	630.32	Trustee Fees - Bank of New York

	Minimum Fee = $ 250.00
	Servicing Fee Less Trustee Fee		472,111.40	IOSC Net Servicing Fee Distribution
(iv) Section 3.03 (b) (iv)
Reimburse Servicer Advances owed to IOSC not prev reimbursed			3,134,767.80	IOSC Svc Advance reimbusement

Remaining Available to be Distributed to Noteholders			24,428,489.11

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	September 15, 2003
MONTHLY SERVICER REPORT
August 2003	Payment Date #	5

(v)	Disbursements Section 3.03 (b) (v)			Actual Days for A1-A3-A4
	Class A-1 Interest Due (Act/360 Basis)	1.30813%	$177,417.12	31
	Class A-2 Interest Due (30/360 Basis)	1.68000%	$37,380.00
	Class A-3a Interest Due (Act/360 Basis) LIBOR Rate = 1.11 + .24 = 1.35000%	1.35000%	$239,940.00	Libor + .24
	Class A-3b Interest Due (30/360 Basis)	2.33000%	$400,760.00
	Class A-4 Interest Due (30/360 Basis)	3.27000%	$434,324.13

	Total Class A Interest Due		$1,289,821.24
	Class A Interest Paid		$1,289,821.24
	Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi)	Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
	Beginning Aggregate Class A Note Balance		$756,386,763.01
	Class A Principal Payment While Class A-1 Outstanding		$22,975,294.10
	Class A Principal Payment After Class A-1 Retired	89.99156%	$—
	Aggregate Class A Principal Payment		$22,975,294.10
(vii)	Class A Principal Paid		$22,975,294.10
	Ending Aggregate Class A Note Balance		$733,411,468.91
	Overcollateralization Floor
	2.5% of $918,690,218.25		$22,967,255.46
	Plus: Cumulative Loss Amount		$—
	Less: Reserve Account Ending Balance		$9,186,902.18
	Overcollateralization Floor		$13,780,353.28	N
(viii)	Additional Class A Principal		$—
	Additional Principal Class A Paid		$—
	End of Period Class A Note Balance		$733,411,468.91

	Remaining Collections After Distributions to Noteholders		$163,373.77

(ix)	Reserve Account Deposit (section 3.03 (b) (ix))		$0.00

(x)	Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi)	Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$163,373.76

	Total Distribution from the Collection Account		$28,332,888.88

	Trustee Transfer to IOSC		IOSC Transfer to Trustee

	Reimburse Servicer Advances	$3,134,767.80	$19,485.18	Adv Payments
	Remaining Coll	163,373.76	120,400.00	Swap Payment
	Servicing Fee Less Trustee Fee	472,111.40	3,253,409.36	Servicer Advances

		3,770,252.96	3,393,294.54

	RECONCILIATION OF NOTES

	Beginning Discounted Present Value of the Leases		$822,991,981.26

	Discounted Present Value of the Performing Leases as of this Determination Date		$800,016,687.16

	Class A Principal and Additional Principal to be Paid in Current Period		$22,975,294.10

	Class A -1

	Beginning Class A Principal Balance		$157,501,763.01
	Principal in Current Period		$22,975,294.10
	Ending Class A-1 Principal Balance		$134,526,468.91

	Interest due this Due Period	%	$177,417.12

	Interest Paid Per $1,000	$0.7012534276	$177,417.12
	Original Class A-1 Face	253,000,000.00

	Principal Paid Per $1,000	$90.8114391304	$22,975,294.10
	Original Class A-1 Face	253,000,000.00

	Ending Principal Balance Factor (Ending Class A Principal/Original Class A-1 Face)	53.1725173557%

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	September 15, 2003
MONTHLY SERVICER REPORT
August 2003	Payment Date #	5

Class A-2
	Beginning Class A-2 Principal Balance			$26,700,000.00
	Principal in Current Period			$—
	Ending Class A-2 Principal Balance			$26,700,000.00

	Interest due this Due Period		%	$37,380.00

	Interest Paid Per $1,000	$1.4000000000		$37,380.00
	Original Class A-2 Face	26,700,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-2 Face	26,700,000.00

	Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	100.0000000000%
Class A-3a
	Beginning Class A-3 Principal Balance			$206,400,000.00
	Principal in Current Period			$—
	Ending Class A-3 Principal Balance			$206,400,000.00

	Interest due this Due Period		%	$239,940.00

	Interest Paid Per $1,000	$1.1625000000		$239,940.00
	Original Class A-3 Face	206,400,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-3 Face	206,400,000.00

	Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%
Class A-3b
	Beginning Class A-3 Principal Balance			$206,400,000.00
	Principal in Current Period			$—
	Ending Class A-3 Principal Balance			$206,400,000.00

	Interest due this Due Period		%	$400,760.00

	Interest Paid Per $1,000	$1.9416666667		$400,760.00
	Original Class A-3 Face	206,400,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-3 Face	206,400,000.00

	Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%
Class A-4

	Beginning Class A-4 Principal Balance			$159,385,000.00
	Principal in Current Period			$—
	Ending Class A-4 Principal Balance			$159,385,000.00

	Interest due this Due Period		%	$434,324.13

	Interest Paid Per $1,000	$2.7250000000		$434,324.13
	Original Class A-4 Face	159,385,000.00

	Principal Paid Per $1,000	$—		$—
	Original Class A-4 Face	159,385,000.00

	Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%

Overcollateralization Amount				$66,605,218.25

MISCELLANEOUS INFORMATION TO BE PROVIDED
	Total Contracts for Reporting Period	Aug-03		51,195

Discounted Present Value of the Leases which are:
	31-60 DAYS OVERDUE			$28,675,299.80
	61-90 DAYS OVERDUE			$6,817,440.43
	91-120 DAYS OVERDUE			$2,149,968.83

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	September 15, 2003
MONTHLY SERVICER REPORT
August 2003	Payment Date #	5

Other Information to be provided

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.00%	$3,785.72
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%	$91,869,021.83

Cumulative Substitutions for Non-Performing Leases since Closing	0.64%	$5,867,863.82
Maximum Allowable Substitutions for Non-Performing Leases	10.00%	$91,869,021.83

Cumulative Additions made for Early Termination Leases since Closing	0.98%	$9,034,894.26
Maximum Allowable Additions for Early Termination Leases	20.00%	$183,738,043.65

Interest Rate Swap

Class A-3a Fixed Swap Rate	2.095%
a) Fixed Swap Interest Payable		360,340.00

Class A-3a Note Interest Rate	1.35000%
b) Floating Swap Interest Receivable		239,940.00

Net Swap Interest Receivable From Swap Counterparty (‘b’-‘a’)		—
(“Available Funds” deposited to Collection Account)

Net Swap Interest Payable to Swap Counterparty (‘a’-‘b’)		120,400.00

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP-Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer, IKON Office Solutions, Inc.

Date:

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	October 15, 2003
MONTHLY SERVICER REPORT
September 2003	Payment Date #	6

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)			$800,016,687.16

Less:	DPV Principal Payments Due on Leases - Current Month		22,065,267.82
Less:	DPV Non-Performing Leases - current month—over 120 days,etc		1,109,244.88
Less:	DPV Adjusted / Warranty Leases		—
Less:	DPV Amounts on Early Termination Leases		2,609,862.21

Subtotal:			$774,232,312.25

Add:	DPV Substitute Leases
	Non-Performing		1,109,244.88
	Adjusted / Warranty		—
Add:	DPV Additional Leases for Early Terminations		2,610,290.85

Ending Balance (DPVL as of last date of current Due Period)			$777,951,847.98

OVERDUE LEASE PAYMENTS

Reimburse Servicer Advances relating to the prior Payment Date:

Beginning outstanding servicer advances			4,816,236.95
Less:	Reimburse Servicer Advances owed to IOSC not prev reimbursed		3,029,180.63
Add:	Servicer Adv for scheduled payments not made in current period		3,228,596.49

Ending outstanding servicer advances			5,015,652.81

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future			1,159,689.74
Less:	Applied to Current from Prepaid - including intermonth activity		4,232,190.93
Less:	Repurchased Leases		—
Less:	Advance Payments on Non-Performing Leases		—
Add:	Received This Month - including intermonth activity		4,257,870.40
Add:	Received in Prior Month		—

Ending amount of lease payments to be applied in future			1,185,369.20

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance			9,186,902.18
Less:	Deposit to Collection Account (if any)		—
Ending Balance			9,186,902.18

Required Reserve Account
Lesser of 1% of $ or Outstanding Notes Amount			9,186,902.18

Reserve Account in excess of Required Reserve			—
Deposits into Reserve Account			—
Amounts Released to Issuer			—

Ending Balance			9,186,902.18

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance			7,149.12
Less:	Retainable Deposits to be Deposited into Collection Account and Amounts Repayable to Lessees		4,992.60
Add:	Additional Security Deposits collected on leases		—

Ending Balance			2,156.52

RECONCILIATION OF RENEWAL ACCOUNT

Begginning Balance			—
Less:	Deposit to Collection Account (if any)		—
Plus:	Deposit to Renewal Account		—

Ending Balance			—

Renewal Account Deposit Required			N
Renewal Deposit			—

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)			—
Lesser of:	2% of Discounted PV of Leases as of the initial Cutoff Date	$18,373,804.37
	Outstanding Balance of Notes minus Reserves	$702,159,727.55

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	October 15, 2003
MONTHLY SERVICER REPORT
September 2003	Payment Date #	6

COMPLIANCE RATIO CALCULATIONS
Calculate Annualized Default Rate
# of days delinquent to declare Defaulted Lease		121

Discounted Present Value of Defaulted Leases (Less Recoveries):
This Month		1.40%	Annualized September 03
Last Month		1.24%	Annualized August 03
Two Months ago		2.33%	Annualized July 03

3 mos. Average		1.66%

Calculate Delinquency Rate
# of days delinquent to declare Delinquent Lease		61

Discounted Present Value of Delinquent Leases:
This Month		1.00%
Last Month		1.12%
Two Months ago		1.15%

3 mos. Average		1.09%

Calculate Renewal Trigger Ratio

Aggregate number of Leases for which the obligors have elected to extend during the last 3 preceding Due Periods		1,076
This Month	352
Last Month	355
Two Months ago	369
Aggregate number of leases which have reached their stated maturity during last 3 preceding Due Periods		1,662
This Month	522
Last Month	588
Two Months ago	552

Renewal Trigger Ratio		64.74%

Acceleration Event
Triggered if
Annualized Default Rate greater than	6.25%
Delinquency Rate greater than	7.00%

Acceleration Event Triggered? (Y/N)		N

Renewal Trigger Event
Triggered if Renewal Trigger Ratio is less than 20%

Trigger? (Y/N)		N

Servicer Event of Default
Triggered if
Annualized Default Rate greater than	8.00%
Delinquency Rate greater than	9.00%

Servicer Event Triggered? (Y/N)		N

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	October 15, 2003
MONTHLY SERVICER REPORT
September 2003	Payment Date #	6

AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)	Total lease payments applied for current due period		19,549,342.25
Section 3.03 (a) (i)	Lease payments received on current month’s receivables		16,520,161.62
Section 3.03 (a) (i)	Lease Payments Received on Prior Month’s Receivables		3,029,180.63
Section 3.03 (a) (i)	Renewal payments		184,518.05
Section 3.03 (a) (i)	Early Termination cash		—
	Advance payments for current month		4,232,190.93
	Advance payments for future months		—
Section 3.03 (a) (iv, x)	Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)	Recoveries to the Extent IOS Capital does not substitute - if applicable		—
Section 3.03 (a) (iii)	Late charges on delinquent Lease payments not advanced by the Servicer		—

Section 3.03 (a) (v)	Investment Earnings on Accounts:
Section 3.03 (a) (v)	Collection Account		5,162.60
Section 3.03 (a) (v)	Reserve Account		2,224.28
Section 3.03 (a) (v)	Security Deposit Account		1.80
Section 3.03(a) (vi)	Casualty Payments		—
Section3.03(a) (vii)	Servicer Adv for scheduled payments not made in current period		3,228,596.49
Section 3.03 (a) (viii)	Payments Received From Swap Counterparty		—
Section 3.03 (a) (viii)	Retainable Security Deposits
Section 3.03 (a) (xi)	Funds For Redemption (Optional Clean-Up Call)		—

	Total amounts in the Collection Account related to the Current Collection Period		27,202,036.40
Transfers made by Trustee to the Collection Account
	Optional Payments Received from AMBAC		—
	Insured Payments Received from AMBAC		—
	Shortfall Required to be Deposited From Renewal Account		—
	Shortfall Required to be Deposited From Reserve Account		—

	Retainable Deposits from Security Deposit Acct (net of additions)		4,992.60

Less	Credit for payments applied in prior period		—

Total deposited into the Collection Account			27,207,029.00

DISBURSEMENTS FROM COLLECTION ACCOUNT

Surety Fee		0.28%	171,129.34	Surety Fee
(i) Section 3.03 (b) (i) 0.28% of Outstanding Principal Amount of the Notes

Payment to Swap Counterparty- Update Monthly			126,420.00	IKON Transfer
(ii) Section 3.03 (b) (ii)
Servicing Fee		0.75%	458,382.17	No Distribution on this Amount
0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV
(iii) Section 3.03 (b) (iii)

Trustee Fee .0010000% of Outstanding Principal Amount of the Notes		0.0010000%	611.18	Trustee Fees - Bank of New York

Minimum Fee = $ 250.00
Servicing Fee Less Trustee Fee			457,770.99	IOSC Net Servicing Fee Distribution

(iv) Section 3.03 (b) (iv)
Reimburse Servicer Advances owed to IOSC not prev reimbursed			3,029,180.63	IOSC Svc Advance reimbusement

Remaining Available to be Distributed to Noteholders			23,421,916.86

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	October 15, 2003
MONTHLY SERVICER REPORT
September 2003	Payment Date #	6

(v) Disbursements Section 3.03 (b) (v)			Actual Days for A1-A3-A4
Class A-1 Interest Due (Act/360 Basis)	1.30813%	$146,648.42	30
Class A-2 Interest Due (30/360 Basis)	1.68000%	$37,380.00
Class A-3a Interest Due (Act/360 Basis) LIBOR Rate = 1.12 + .24 = 1.36000%	1.36000%	$233,920.00	Libor + .24
Class A-3b Interest Due (30/360 Basis)	2.33000%	$400,760.00
Class A-4 Interest Due (30/360 Basis)	3.27000%	$434,324.13

Total Class A Interest Due		$1,253,032.55
Class A Interest Paid		$1,253,032.55
Cumulative Outstanding Amounts Owed to AMBAC		$—
(vi) Reimburse Amounts due AMBAC section 3.03 (b) (vi)		$—
Beginning Aggregate Class A Note Balance		$733,411,468.91
Class A Principal Payment While Class A-1 Outstanding		$22,064,839.18
Class A Principal Payment After Class A-1 Retired	89.99156%	$—
Aggregate Class A Principal Payment		$22,064,839.18
(vii) Class A Principal Paid		$22,064,839.18
Ending Aggregate Class A Note Balance		$711,346,629.73
Overcollateralization Floor
2.5% of $918,690,218.25		$22,967,255.46
Plus: Cumulative Loss Amount		$—
Less: Reserve Account Ending Balance		$9,186,902.18
Overcollateralization Floor		$13,780,353.28	N
(viii) Additional Class A Principal		$—
Additional Principal Class A Paid		$—
End of Period Class A Note Balance		$711,346,629.73

Remaining Collections After Distributions to Noteholders		$104,045.13

(ix) Reserve Account Deposit (section 3.03 (b) (ix))		$0.00

(x) Renewal Account Deposit (section 3.03) (b) (x))		$—

(xi) Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))		$104,045.13

Total Distribution from the Collection Account		$27,207,029.00

Trustee Transfer to IOSC		IOSC Transfer to Trustee

Reimburse Servicer Advances	$3,029,180.63	$25,679.46	Adv Payments
Remaining Coll	104,045.13	126,420.00	Swap Payment
Servicing Fee Less Trustee Fee	457,770.99	3,228,596.49	Servicer Advances

	$3,590,996.75	$3,380,695.95

RECONCILIATION OF NOTES

Beginning Discounted Present Value of the Leases		$800,016,687.16

Discounted Present Value of the Performing Leases as of this Determination Date		$777,951,847.98

Class A Principal and Additional Principal to be Paid in Current Period		$22,064,839.18

Class A - 1

Beginning Class A Principal Balance		$134,526,468.91
Principal in Current Period		$22,064,839.18
Ending Class A-1 Principal Balance		$112,461,629.73

Interest due this Due Period	%	$146,648.42

Interest Paid Per $1,000	$0.5796380427	$146,648.42
Original Class A-1 Face	253,000,000.00

Principal Paid Per $1,000	$87.2128030830	$22,064,839.18
Original Class A-1 Face	253,000,000.00

Ending Principal Balance Factor
(Ending Class A Principal/Original Class A-1 Face)	44.4512370474%

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	October 15, 2003
MONTHLY SERVICER REPORT
September 2003	Payment Date #	6

Class A-2
Beginning Class A-2 Principal Balance			$26,700,000.00
Principal in Current Period			$—
Ending Class A-2 Principal Balance			$26,700,000.00

Interest due this Due Period		%	$37,380.00

Interest Paid Per $1,000	$1.4000000000		$37,380.00
Original Class A-2 Face	26,700,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-2 Face	26,700,000.00

Ending Principal Balance Factor (Ending Class A-2 Principal/Original Class A-2 Face)	100.0000000000%
Class A-3a
Beginning Class A-3 Principal Balance			$206,400,000.00
Principal in Current Period			$—
Ending Class A-3 Principal Balance			$206,400,000.00

Interest due this Due Period		%	$233,920.00

Interest Paid Per $1,000	$1.1333333333		$233,920.00
Original Class A-3 Face	206,400,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-3 Face	206,400,000.00

Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%
Class A-3b
Beginning Class A-3 Principal Balance			$206,400,000.00
Principal in Current Period			$—
Ending Class A-3 Principal Balance			$206,400,000.00

Interest due this Due Period		%	$400,760.00

Interest Paid Per $1,000	$1.9416666667		$400,760.00
Original Class A-3 Face	206,400,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-3 Face	206,400,000.00

Ending Principal Balance Factor (Ending Class A-3 Principal/Original Class A-3 Face)	100.0000000000%
Class A-4
Beginning Class A-4 Principal Balance			$159,385,000.00
Principal in Current Period			$—
Ending Class A-4 Principal Balance			$159,385,000.00

Interest due this Due Period		%	$434,324.13

Interest Paid Per $1,000	$2.7250000000		$434,324.13
Original Class A-4 Face	159,385,000.00

Principal Paid Per $1,000	$—		$—
Original Class A-4 Face	159,385,000.00

Ending Principal Balance Factor (Ending Class A-4 Principal/Original Class A-4 Face)	100.0000000000%

Overcollateralization Amount			$66,605,218.25

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1	Payment Date	October 15, 2003
MONTHLY SERVICER REPORT
September 2003	Payment Date #	6

MISCELLANEOUS INFORMATION TO BE PROVIDED
Total Contracts for Reporting Period	Sep-03	50,393

Discounted Present Value of the Leases which are:
31-60 DAYS OVERDUE		$20,856,909.98
61-90 DAYS OVERDUE		$6,153,242.45
91-120 DAYS OVERDUE		$1,592,560.95

Other Information to be provided

Occurrence of an Event of Default Under the Indenture		N
Occurrence of a Servicer Event of Default Under the Assignment & Servicing Agreement		N

Cumulative Substitutions for Warranty and Adjusted Leases since Closing	0.00%	$3,785.72
Maximum Allowable Substitutions for Warranty and Adjusted Leases	10.00%	$91,869,021.83

Cumulative Substitutions for Non-Performing Leases since Closing	0.76%	$6,977,108.70
Maximum Allowable Substitutions for Non-Performing Leases	10.00%	$91,869,021.83

Cumulative Additions made for Early Termination Leases since Closing	1.27%	$11,645,185.11
Maximum Allowable Additions for Early Termination Leases	20.00%	$183,738,043.65

Interest Rate Swap

Class A-3a Fixed Swap Rate	2.095%
a) Fixed Swap Interest Payable		360,340.00

Class A-3a Note Interest Rate	1.36000%
b) Floating Swap Interest Receivable		233,920.00

Net Swap Interest Receivable From Swap Counterparty (‘b’-‘a’)		—
(“Available Funds” deposited to Collection Account)

Net Swap Interest Payable to Swap Counterparty (‘a’-‘b’)		126,420.00

Prepared by:	Harold M. Bright

Title:	Assistant Controller - IOS Capital, LLC

Date:

Approved by:	Harry G. Kozee

Title:	VP-Finance - IOS Capital, LLC

Date:

Approved by:	Kathleen M. Burns

Title:	VP and Treasurer, IKON Office Solutions, Inc.

Date: